Exhibit 99.2
Lincoln Statistical Report

third Q U A R T E R

2 0 0 8

The financial data in this document is dated October 28, 2008 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Table of Contents
Third Quarter
2008

LFG Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC	6
Consolidated Statements of Income	7
Consolidating Statements of Income from Operations - Current Year - Quarter	8
Consolidating Statements of Income from Operations - Prior Year - Quarter	9
Consolidating Statements of Income from Operations - Current Year - Year-to-Date	10
Consolidating Statements of Income from Operations - Prior Year - Year-to-Date	11
Consolidated Balance Sheets	12
Balance Sheet Data - Segment Highlights	13

Retirement Solutions
Consolidated - Income Statements and Operational Data	14
Annuities:
Income Statements and Operational Data	15
Roll Forwards of DAC, VOBA, DFEL and DSI	16
Account Value Roll Forward	17
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type	18
Defined Contribution:
Income Statements and Operational Data	19
Account Value Roll Forward	20
Account Value Roll Forward - By Product and Supplemental Data	21

Insurance Solutions
Life Insurance:
Income Statements and Operational Data	22
Operational Data and Account Value Roll Forward	23
Group Protection:
Income Statements and Operational Data	24

Investment Management
Income Statements and Operational Data	25
Assets Under Management Roll Forward	26-27

Lincoln UK
Income Statements and Operational Data	28

Other Operations	29

Discontinued Operations	29

Domestic Deposits, Account Balances, and Net Flows	30

Consolidated Investment Data
Assets Managed	31
Other Investment Data	32

i
LFG Analyst Coverage
Third Quarter, 2008

FIRM	ANALYST	PHONE NUMBER

Barclays Capital	Eric Berg	212-526-2805
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling & Partners	Paul Goulekas	860-676-8600
Fox-Pitt Kelton Cochran Caronia Waller	Mark Finkelstein	312-425-4079
Goldman Sachs & Company	Tom Cholnoky	212-902-3408
JP Morgan	Jimmy Bhullar	212-622-6397
Keefe, Bruyette & Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Merrill Lynch	Ed Spehar	212-449-4245
Morgan Stanley	Nigel Dally	212-761-6235
Raymond James & Associates	Steven Schwartz	312-612-7686
Sanford C. Bernstein	Suneet Kamath	212-756-4587
Sterne, Agee & Leach	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wachovia Securities	John Hall	212-214-8032

Investor inquiries may be directed to:

Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 593-3962

Note: This list is provided for informational purposes only.  LFG does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

**Statistical data will be available immediately after the release of earnings for each quarter through LNC’s Investor Relations website: http://www.LincolnFinancial.com/investor

9/30/2008	ii
NOTES

Definitions and Presentation
"Income from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
* Realized gains and losses associated with the following ("excluded realized gain (loss)"):
* Sale or disposal of securities;
* Impairments of securities;
* Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
* Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities ("GLB")
net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative
("GLB net derivatives results");
* Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit ("GDB") riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments ("GDB derivative results"); and
* Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under
SFAS 133 and SFAS 157 ("indexed annuity forward-starting option");
* Income (loss) from the initial adoption of changes in accounting principles;
* Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
* Losses on early retirement of debt, including subordinated debt;
* Losses from the impairment of intangible assets; and
* Income (loss) from discontinued operations.

* Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
* Excluded realized gain (loss);
* Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
* Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

* Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force, spreads and assets under management.

* Sales as reported consist of the following:
* Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
* Whole life and term - 100% of first year paid premiums;
* Linked-benefit - 15% of premium deposits;
* Annuities - deposits from new and existing customers;
* Group Protection - annualized first year premiums from new policies; and
* Investment Management retail sales and institutional inflows - contributions, transfer in kind purchases and reinvested dividends for new and existing accounts.

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These updates to assumptions result in unlocking that represents an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC, VOBA, DSI, DFEL and SOP 03-1, SFAS 133 and SFAS 157 reserves.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

iii

* Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II - Item 7 -
Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and
Estimates” of our 2007 Form 10-K.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding
AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues.

After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

In 2007, we executed plans to divest our television broadcasting, sports programming and Charlotte radio stations. During the fourth quarter of
2007, we entered into definitive agreements to sell our television broadcasting, Charlotte radio and sports programming businesses. The divestiture of the sports programming business closed on November 30, 2007, the Charlotte radio station business closed on January 31, 2008 and the television broadcasting closed on March 31, 2008. Accordingly, in the periods prior to the closings, the assets and liabilities of these businesses not sold have been reclassified as held-for-sale for all periods presented, and are reported within other assets and other liabilities on our Consolidated Balance Sheets. The results of operations of these businesses have been reclassified into income (loss) from discontinued
operations for all periods presented on the Financial Highlights, Results Summary and Consolidated Statements of Income pages.

Inter-segment transfer refers to a transfer from Retirement Solutions - Annuities to Retirement Solutions - Defined Contribution.

Reclassifications
Subsequent to the second quarter of 2008, we announced the realignment of our segments under our former Individual Markets and Employer
Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. In addition to the realignment, the results of our Executive Benefits business are no longer reported separately, but are included in our Life Insurance segment. We have restated
all periods presented to conform to the new alignment of our businesses and segments. We view the changes to the existing segments as immaterial.

9/30/2008								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Income from Operations - By Segment
Annuities	$130.9	$125.9	$5.0	4.0%	$364.9	$365.9	$(1.0)	-0.3%
Defined Contribution	42.3	41.2	1.1	2.7%	123.9	138.2	(14.3)	-10.3%
Total Retirement Solutions	173.2	167.1	6.1	3.7%	488.8	504.1	(15.3)	-3.0%
Life Insurance	137.3	182.5	(45.2)	-24.8%	458.3	548.3	(90.0)	-16.4%
Group Protection	27.2	33.2	(6.0)	-18.1%	85.7	85.3	0.4	0.5%
Total Insurance Solutions	164.5	215.7	(51.2)	-23.7%	544.0	633.6	(89.6)	-14.1%
Investment Management	5.3	21.8	(16.5)	-75.7%	32.4	49.3	(16.9)	-34.3%
Lincoln UK	12.3	10.3	2.0	19.4%	41.0	32.9	8.1	24.6%
Other Operations	(39.5)	(49.6)	10.1	20.4%	(126.2)	(113.9)	(12.3)	-10.8%
Total Income From Operations (1)	315.8	365.3	(49.5)	-13.6%	980.0	1,106.0	(126.0)	-11.4%
Excluded realized gain (loss), after-tax (2)	(166.8)	(42.7)	(124.1)	NM	(274.5)	(17.3)	(257.2)	NM
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	0.4	0.4	-	-	1.3	(7.2)	8.5	118.1%
Impairment of intangibles, after-tax (3)	-	-	-	NM	(139.0)	-	(139.0)	NM
Income (loss) from discontinued operations, after-tax (4)	(1.0)	6.6	(7.6)	NM	(5.5)	20.6	(26.1)	NM
Net Income	$148.4	$329.6	$(181.2)	-55.0%	$562.3	$1,102.1	$(539.8)	-49.0%

Earnings Per Share (Diluted) (5)
Income from operations (1)	$1.23	$1.34	$(0.11)	-8.2%	$3.77	$4.01	$(0.24)	-6.0%
Excluded realized gain (loss), after-tax (2)	(0.65)	(0.15)	(0.50)	NM	(1.06)	(0.05)	(1.01)	NM
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	-	-	NM	-	(0.03)	0.03	100.0%
Impairment of intangibles, after-tax (3)	-	-	-	NM	(0.53)	-	(0.53)	NM
Income (loss) from discontinued operations, after-tax (4)	-	0.02	(0.02)	-100.0%	(0.02)	0.07	(0.09)	NM
Net Income	$0.58	$1.21	$(0.63)	-52.1%	$2.16	$4.00	$(1.84)	-46.0%

Operating Revenues - By Segment
Annuities	$675.2	$647.0	$28.2	4.4%	$1,916.5	$1,861.0	$55.5	3.0%
Defined Contribution	240.8	243.4	(2.6)	-1.1%	717.9	742.2	(24.3)	-3.3%
Total Retirement Solutions	916.0	890.4	25.6	2.9%	2,634.4	2,603.2	31.2	1.2%
Life Insurance	1,071.6	1,056.4	15.2	1.4%	3,210.7	3,120.6	90.1	2.9%
Group Protection	402.8	367.5	35.3	9.6%	1,227.1	1,119.0	108.1	9.7%
Total Insurance Solutions	1,474.4	1,423.9	50.5	3.5%	4,437.8	4,239.6	198.2	4.7%
Investment Management	109.9	150.1	(40.2)	-26.8%	354.5	451.2	(96.7)	-21.4%
Lincoln UK	79.8	88.6	(8.8)	-9.9%	263.3	271.9	(8.6)	-3.2%
Other Operations	111.8	112.9	(1.1)	-1.0%	339.8	345.3	(5.5)	-1.6%
Total Operating Revenues	2,691.9	2,665.9	26.0	1.0%	8,029.8	7,911.2	118.6	1.5%
Excluded realized gain (loss), pre-tax (2)	(256.5)	(65.7)	(190.8)	NM	(422.1)	(27.2)	(394.9)	NM
Amortization of deferred gains arising from reserve changes
on business sold through reinsurance, pre-tax	0.6	0.6	-	-	2.0	8.8	(6.8)	-77.3%
Total Revenues	$2,436.0	$2,600.8	$(164.8)	-6.3%	$7,609.7	$7,892.8	$(283.1)	-3.6%

(1)   Income from operations includes restructuring charges, after-tax, of $0.3 million, or -0- cents per share, and $4.8 million, or 2 cents per share, for the quarters ended September 30, 2008 and 2007, respectively and $1.6 million, or 1     cent per share, and $11.3 million, or 4 cents per share, for the nine months ended September 30, 2008 and 2007, respectively.

(2) See page 6 for detail.
(3)   During the second quarter of 2008, we recorded goodwill impairment of $83.4 million and impairment of our FCC license intangible assets of $91.6 million, pre-tax, and $55.6 million, after-tax, on our remaining radio clusters.  These impairments were attributable primarily to declines in advertising revenues for the entire radio market, which resulted in declines in current and forecasted broadcast cash flows.  Therefore, we updated our impairment review, outside of our annual process normally completed as of October 1 each year, as of April 1, 2008.

(4) Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 29 for details.
(5)  The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of minority interest adjustments.

9/30/2008								PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

Operational Data by Segment	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.948	$3.478	$(0.530)	-15.2%	$9.410	$9.577	$(0.167)	-1.7%
Net flows	0.944	1.291	(0.347)	-26.9%	3.714	3.184	0.530	16.6%
Account values (gross)	67.671	76.106	(8.435)	-11.1%	67.671	76.106	(8.435)	-11.1%
Account values (net of reinsurance)	66.475	74.676	(8.201)	-11.0%	66.475	74.676	(8.201)	-11.0%
Retirement Solutions - Defined Contribution
Gross deposits (1)	1.334	1.525	(0.191)	-12.5%	4.306	4.285	0.021	0.5%
Net flows	0.093	0.133	(0.040)	-30.1%	0.610	0.427	0.183	42.9%
Account values - annuities	24.898	29.472	(4.574)	-15.5%	24.898	29.472	(4.574)	-15.5%
Alliance and Smart Future mutual funds	7.675	7.165	0.510	7.1%	7.675	7.165	0.510	7.1%
Total annuities and mutual fund account values	32.573	36.637	(4.064)	-11.1%	32.573	36.637	(4.064)	-11.1%
Insurance Solutions - Life Insurance
Sales (in millions) (2)	$190.3	$197.9	$(7.6)	-3.8%	$529.7	$615.4	$(85.7)	-13.9%
Life insurance in force	539.964	531.247	8.717	1.6%	539.964	531.247	8.717	1.6%
Account values	32.283	32.266	0.017	0.1%	32.283	32.266	0.017	0.1%
Insurance Solutions - Group Protection
Annualized sales (in millions)	68.4	60.5	7.9	13.1%	187.1	183.4	3.7	2.0%
Loss ratio (3)	71.6%	68.6%	NM	NM	70.9%	70.7%	NM	NM
Investment Management
Retail sales	$2.699	$2.811	$(0.112)	-4.0%	$8.790	$9.687	$(0.897)	-9.3%
Retail net flows	(1.326)	(0.335)	(0.991)	NM	(2.918)	(0.378)	(2.540)	NM
Institutional inflows	1.290	2.936	(1.646)	-56.1%	3.428	8.243	(4.815)	-58.4%
Institutional net flows	(2.007)	0.426	(2.433)	NM	(3.052)	(0.044)	(3.008)	NM
Total sales and inflows	3.989	5.747	(1.758)	-30.6%	12.218	17.930	(5.712)	-31.9%
Total net flows	(3.333)	0.091	(3.424)	NM	(5.970)	(0.422)	(5.548)	NM
Assets under management - retail and institutional	66.599	99.716	(33.117)	-33.2%	66.599	99.716	(33.117)	-33.2%
Assets under management - general account	63.531	67.324	(3.793)	-5.6%	63.531	67.324	(3.793)	-5.6%
Assets under management - total segment	130.130	167.040	(36.910)	-22.1%	130.130	167.040	(36.910)	-22.1%
Consolidated
Domestic retail deposits	$6.996	$7.968	$(0.972)	-12.2%	$22.445	$24.202	$(1.757)	-7.3%
Domestic retail account balances	159.762	182.459	(22.697)	-12.4%	159.762	182.459	(22.697)	-12.4%
Domestic retail net flows	0.318	1.789	(1.471)	-82.2%	3.169	5.493	(2.324)	-42.3%
Domestic deposits	8.234	10.874	(2.640)	-24.3%	25.695	32.116	(6.421)	-20.0%
Domestic net flows	(1.436)	2.343	(3.779)	NM	0.451	5.599	(5.148)	-91.9%
Assets under management	199.507	251.479	(51.972)	-20.7%	199.507	251.479	(51.972)	-20.7%

(1) Includes deposits for mutual funds, which are not included on our Consolidated Balance Sheets.
(2)  Sales consist of first year commissionable premiums of UL and VUL, including COLI and BOLI, plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target; first year paid premiums for whole life and term products; and 15% of premium deposits for linked-benefit products.

(3) Represents combined loss ratio for life, disability and dental businesses.

9/30/2008	PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

For the Three Months Ended September 30,	For the Nine Months Ended September 30,
Change	Change
2008	2007	Amount	%	2008	2007	Amount	%

Balance Sheet Assets - End-of-Period	$173,270.7	$192,216.8	$(18,946.1)	-9.9%	$173,270.7	$192,216.8	$(18,946.1)	-9.9%

Stockholders' Equity
Beginning-of-period (including AOCI)	$10,497.7	$11,835.7	$(1,338.0)	-11.3%	$11,718.4	$12,201.0	$(482.6)	-4.0%
End-of-period (including AOCI)	9,500.1	11,962.9	(2,462.8)	-20.6%	9,500.1	11,962.9	(2,462.8)	-20.6%
End-of-period (excluding AOCI)	11,310.4	11,766.0	(455.6)	-3.9%	11,310.4	11,766.0	(455.6)	-3.9%
Average equity (excluding AOCI)	11,308.2	11,726.3	(418.1)	-3.6%	11,371.9	11,578.6	(206.7)	-1.8%

Return on Equity
Net income/average equity (excluding AOCI)	5.2%	11.2%	6.6%	12.7%
Income from operations/average equity (excluding AOCI)	11.2%	12.5%	11.5%	12.7%

Return on Capital
Income from operations/average capital	8.8%	10.1%	9.0%	10.3%

Common Stock Outstanding
Average for the period - diluted	257.6	272.5	(14.9)	-5.5%	260.0	275.4	(15.4)	-5.6%
End-of-period - assuming conversion of preferreds	256.0	269.4	(13.4)	-5.0%	256.0	269.4	(13.4)	-5.0%
End-of-period - diluted	256.9	271.7	(14.8)	-5.4%	256.9	271.7	(14.8)	-5.4%

Book value (including AOCI)	$37.11	$44.41	$(7.30)	-16.4%	$37.11	$44.41	$(7.30)	-16.4%
Book value (excluding AOCI)	44.18	43.67	0.51	1.2%	44.18	43.67	0.51	1.2%

Cash Returned to Shareholders
Share repurchase - dollar amount	$50.0	$174.6	$(124.6)	-71.4%	$475.5	$686.3	$(210.8)	-30.7%
Dividends declared	105.9	106.1	(0.2)	-0.2%	320.0	320.4	(0.4)	-0.1%
Total Cash Returned to Shareholders	$155.9	$280.7	$(124.8)	-44.5%	$795.5	$1,006.7	$(211.2)	-21.0%

Share repurchase - number of shares	1.01	3.09	(2.08)	-67.3%	9.09	10.31	(1.21)	-11.8%
Dividend declared on common stock - per share	$0.415	$0.395	$0.020	5.1%	$1.245	$1.185	$0.060	5.1%
Dividend payout ratio (1)	71.6%	32.6%	57.6%	29.6%
Annualized yield (2)	3.9%	2.4%	3.9%	2.4%

Comprehensive Income (Loss)
Net income	$148.4	$329.6	$(181.2)	-55.0%	$562.3	$1,102.1	$(539.8)	-49.0%
Net unrealized loss on available-for-sale securities	(964.3)	39.4	(1,003.7)	NM	(1,989.7)	(437.2)	(1,552.5)	NM
Losses on derivatives	12.2	(3.6)	15.8	NM	1.3	(6.9)	8.2	118.8%
Foreign currency translation	(56.0)	12.2	(68.2)	NM	(54.4)	28.4	(82.8)	NM
Funded status of employee benefit plans	6.3	(0.5)	6.8	NM	7.3	(0.6)	7.9	NM
Comprehensive Income (Loss)	$(853.4)	$377.1	$(1,230.5)	NM	$(1,473.2)	$685.8	$(2,159.0)	NM

Ratios
Debt to total capitalization (3)	22.6%	21.6%	22.6%	21.6%
Debt to equity (3)	29.3%	27.5%	29.3%	27.5%

Ratings as of October 28, 2008
A.M. Best	Fitch	Moody's	Standard & Poor's

Senior Debt Ratings	a	A	A3	A	+

Financial Strength Ratings
Lincoln National Life Insurance Company	A	+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A	+	AA	A1	AA	-
Lincoln Life & Annuity Company of New York	A	+	AA	Aa3	AA

(1) Indicated dividend divided by net income.
(2) Indicated dividend divided by the closing price.
(3)  Equity used in calculation excludes AOCI and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets. Capital securities are considered 25% debt and 75% equity.

9/30/2008									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change

Commissions	$470.9	$501.9	$426.6	$434.4	$434.1	-7.8%	$1,380.2	$1,295.1	-6.2%

General and Administrative Expenses
General and administrative expenses	418.2	432.7	400.6	401.1	396.9	-5.1%	1,250.7	1,198.6	-4.2%
Merger-related expenses	21.9	23.6	13.8	14.9	12.6	-42.5%	46.6	41.3	-11.4%
Total General and Administrative Expenses
Excluding Broker-Dealer	440.1	456.3	414.4	416.0	409.5	-7.0%	1,297.3	1,239.9	-4.4%

Communications expenses	13.2	13.5	15.5	15.4	14.1	6.8%	43.0	45.0	4.7%
Restructuring charges (1)	7.4	2.9	0.9	1.2	0.4	-94.6%	17.4	2.5	-85.6%
Taxes, licenses and fees	52.4	48.6	62.3	52.3	60.3	15.1%	169.5	174.9	3.2%
Interest and debt expense	68.2	80.3	75.4	64.8	68.6	0.6%	203.7	208.8	2.5%
Total Commissions and Expenses Incurred	1,052.2	1,103.5	995.1	984.1	987.0	-6.2%	3,111.1	2,966.2	-4.7%

Less: Commissions and Expenses Capitalized	(511.5)	(554.4)	(456.5)	(464.7)	(464.2)	9.2%	(1,503.8)	(1,385.4)	7.9%

Amortization
Amortization of DAC and VOBA, net of interest	283.4	273.0	255.2	309.0	219.6	-22.5%	792.0	783.8	-1.0%
Amortization of intangibles	2.6	2.5	1.6	1.6	1.4	-46.2%	7.7	4.6	-40.3%
Total Amortization	286.0	275.5	256.8	310.6	221.0	-22.7%	799.7	788.4	-1.4%

Broker-Dealer Commissions and G&A	91.8	100.5	89.2	85.1	78.5	-14.5%	271.8	252.8	-7.0%

Total	$918.5	$925.1	$884.6	$915.1	$822.3	-10.5%	$2,678.8	$2,622.0	-2.1%

Merger-Related Expenses (2)
Severance and employee-related charges	$5.6	$6.2	$3.1	$2.5	$1.2	-78.6%	$10.8	$6.8	-37.0%
Systems integration and related expenses	17.9	15.1	9.3	12.0	9.6	-46.4%	32.9	30.9	-6.1%
Other expenses	5.8	6.6	2.3	1.6	2.2	-62.1%	13.3	6.1	-54.1%
Total Merger-Related Expenses	$29.3	$27.9	$14.7	$16.1	$13.0	-55.6%	$57.0	$43.8	-23.2%

(1) In the fourth quarter of 2007, we released $1.4 million of restructuring reserve that was not merger-related.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

9/30/2008									PAGE 5
Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Annuities	$647.0	$672.3	$622.6	$618.7	$675.2	4.4%	$1,861.0	$1,916.5	3.0%
Defined Contribution	243.4	243.3	237.7	239.4	240.8	-1.1%	742.2	717.9	-3.3%
Total Retirement Solutions	890.4	915.6	860.3	858.1	916.0	2.9%	2,603.2	2,634.4	1.2%
Life Insurance	1,056.4	1,068.2	1,053.1	1,086.0	1,071.6	1.4%	3,120.6	3,210.7	2.9%
Group Protection	367.5	380.6	399.4	424.9	402.8	9.6%	1,119.0	1,227.1	9.7%
Total Insurance Solutions	1,423.9	1,448.8	1,452.5	1,510.9	1,474.4	3.5%	4,239.6	4,437.8	4.7%
Investment Management	150.1	139.0	120.3	124.3	109.9	-26.8%	451.2	354.5	-21.4%
Lincoln UK	88.6	98.3	85.6	97.9	79.8	-9.9%	271.9	263.3	-3.2%
Other Operations	112.9	128.0	117.9	110.1	111.8	-1.0%	345.3	339.8	-1.6%
Total Operating Revenues	2,665.9	2,729.7	2,636.6	2,701.3	2,691.9	1.0%	7,911.2	8,029.8	1.5%
Excluded realized gain (loss), pre-tax (1)	(65.7)	(147.9)	(45.3)	(120.3)	(256.5)	NM	(27.2)	(422.1)	NM
Amortization of deferred gains arising from reserve changes on business sold
through reinsurance, pre-tax	0.6	0.7	0.7	0.7	0.6	0.0%	8.8	2.0	-77.3%
Total Revenues	$2,600.8	$2,582.5	$2,592.0	$2,581.7	$2,436.0	-6.3%	$7,892.8	$7,609.7	-3.6%

Income from Operations (2)
Annuities	$125.9	$118.9	$117.8	$116.2	$130.9	4.0%	$365.9	$364.9	-0.3%
Defined Contribution	41.2	43.1	40.4	41.2	42.3	2.7%	138.2	123.9	-10.3%
Total Retirement Solutions	167.1	162.0	158.2	157.4	173.2	3.7%	504.1	488.8	-3.0%
Life Insurance	182.5	170.6	157.4	163.6	137.3	-24.8%	548.3	458.3	-16.4%
Group Protection	33.2	28.2	26.3	32.2	27.2	-18.1%	85.3	85.7	0.5%
Total Insurance Solutions	215.7	198.8	183.7	195.8	164.5	-23.7%	633.6	544.0	-14.1%
Investment Management	21.8	27.0	12.1	15.0	5.3	-75.7%	49.3	32.4	-34.3%
Lincoln UK	10.3	12.7	10.7	18.0	12.3	19.4%	32.9	41.0	24.6%
Other Operations	(49.6)	(59.3)	(42.3)	(44.4)	(39.5)	20.4%	(113.9)	(126.2)	-10.8%
Income from Operations (2)	365.3	341.2	322.4	341.8	315.8	-13.6%	1,106.0	980.0	-11.4%
Excluded realized gain (loss), after-tax (1)	(42.7)	(102.3)	(29.5)	(78.2)	(166.8)	NM	(17.3)	(274.5)	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	0.4	0.4	0.4	0.4	0.4	0.0%	(7.2)	1.3	118.1%
Impairment of intangibles, after-tax (3)	-	-	-	(139.0)	-	NM	-	(139.0)	NM
Income (loss) from discontinued operations, after-tax (4)	6.6	(126.8)	(4.2)	(0.3)	(1.0)	NM	20.6	(5.5)	NM
Net Income	$329.6	$112.5	$289.1	$124.7	$148.4	-55.0%	$1,102.1	$562.3	-49.0%

	For the Three Months Ended					For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	Sept.	Sept.
	2007	2007	2008	2008	2008	2007	2008
Stockholders' Equity
Beginning-of-period (including AOCI)	$11,835.7	$11,962.9	$11,718.4	$11,086.3	$10,497.7	$12,201.0	$11,718.4
End-of-period (including AOCI)	11,962.9	11,718.4	11,086.3	10,497.7	9,500.1	11,962.9	9,500.1
End-of-period (excluding AOCI)	11,766.0	11,493.1	11,408.0	11,306.0	11,310.4	11,766.0	11,310.4
Average equity (excluding AOCI)	11,726.3	11,629.6	11,450.5	11,357.0	11,308.2	11,578.6	11,371.9

Minority Interest Adjustment (5)	$0.5	$0.9	$0.3	$0.2	$0.1	$1.2	$0.6

Common Shares Outstanding
Average for the period - diluted	272.5	269.4	262.8	259.6	257.6	275.4	260.0
End-of-period - diluted	271.7	266.2	260.5	257.8	256.9	271.7	256.9

Per Share Data (Diluted) (5)
Net income	$1.21	$0.41	$1.10	$0.48	$0.58	$4.00	$2.16
Income from operations (2)	1.34	1.26	1.23	1.32	1.23	4.01	3.77

Stockholders' Equity Per Share
Stockholders' equity (including AOCI)	$44.41	$44.32	$42.74	$40.85	$37.11	$44.41	$37.11
Stockholders' equity (excluding AOCI)	43.67	43.47	43.98	43.99	44.18	43.67	44.18
Dividends declared (common stock)	0.395	0.415	0.415	0.415	0.415	1.185	1.245

Return on Equity
Net income/average equity	11.2%	3.9%	10.1%	4.4%	5.2%	12.7%	6.6%
Income from operations/average equity	12.5%	11.7%	11.3%	12.0%	11.2%	12.7%	11.5%

Market Value of Common Stock
Highest price	$72.28	$70.66	$58.11	$56.80	$59.99	$74.72	$59.99
Lowest price	54.40	55.84	45.50	45.18	39.83	54.40	39.83
Closing price	65.97	58.22	52.00	45.32	42.81	65.97	42.81

(1) See page 6 for detail.
(2)    Income from operations includes after-tax restructuring charges of $0.3 million, or -0- cents per share, for the third quarter of 2008, $0.8 million, or -0- cents per share, for the second quarter of 2008, $0.6 million or -0- cents per share, for the first quarter of 2008, $1.9 million, or 1 cent per share, for the fourth quarter of 2007 and $4.8 million, or 2 cents per share, for the third quarter of 2007.

(3) See page 1 for detail.
(4) Includes discontinued operations and the loss on disposition. See Discontinued Operations on page 29 for details.
(5)    The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan.

9/30/2008							PAGE 6
Details Underlying Realized Gain (Loss), After-DAC (1)
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Pre-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$0.1	$(0.1)	$(1.4)	$(0.6)	$2.0	NM	$2.3	$-	-100.0%
GLB (4)	1.6	1.8	5.8	10.4	10.9	NM	3.7	27.1	NM
GDB hedge cost (5)	(0.8)	0.5	5.8	2.6	39.4	NM	(2.5)	47.8	NM
Total operating realized gain	0.9	2.2	10.2	12.4	52.3	NM	3.5	74.9	NM
Realized gain (loss) related to certain investments (6)	(35.4)	(108.8)	(41.1)	(124.6)	(313.9)	NM	(17.6)	(479.6)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	(1.1)	(0.8)	0.4	1.5	(1.8)	-63.6%	2.6	0.1	-96.2%
GLB net derivatives results (8)	(23.1)	(37.4)	(6.7)	1.4	88.8	NM	(10.0)	83.5	NM
Indexed annuity forward-starting option (9)	(6.2)	(6.9)	4.8	2.1	1.6	125.8%	(3.2)	8.5	NM
GDB derivative results (5)	0.1	(0.2)	(5.2)	(2.5)	(33.4)	NM	1.0	(41.1)	NM
Gain on sale of subsidiaries/businesses	-	6.2	2.5	1.8	2.2	NM	-	6.5	NM
Total excluded realized gain (loss)	(65.7)	(147.9)	(45.3)	(120.3)	(256.5)	NM	(27.2)	(422.1)	NM
Total Realized Gain (Loss)	$(64.8)	$(145.7)	$(35.1)	$(107.9)	$(204.2)	NM	$(23.7)	$(347.2)	NM

After-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$0.1	$(0.1)	$(0.9)	$(0.4)	$1.3	NM	$1.5	$-	-100.0%
GLB (4)	1.0	1.2	3.8	6.8	7.1	NM	2.4	17.7	NM
GDB hedge cost (5)	(0.5)	0.3	3.8	1.7	25.6	NM	(1.6)	31.1	NM
Total operating realized gain	0.6	1.4	6.7	8.1	34.0	NM	2.3	48.8	NM
Realized gain (loss) related to certain investments (6)	(23.2)	(71.4)	(27.1)	(80.6)	(204.0)	NM	(10.9)	(311.7)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	(0.5)	(0.3)	0.6	0.6	(1.2)	NM	1.6	-	-100.0%
GLB net derivatives results (8)	(15.1)	(24.2)	(4.2)	0.9	57.6	NM	(6.6)	54.3	NM
Indexed annuity forward-starting option (9)	(4.0)	(4.5)	3.1	1.4	1.0	125.0%	(2.1)	5.5	NM
GDB derivative results (5)	0.1	(0.1)	(3.4)	(1.6)	(21.6)	NM	0.7	(26.6)	NM
Gain on sale of subsidiaries/businesses	-	(1.8)	1.5	1.1	1.4	NM	-	4.0	NM
Total excluded realized gain (loss)	(42.7)	(102.3)	(29.5)	(78.2)	(166.8)	NM	(17.3)	(274.5)	NM
Total Realized Gain (Loss)	$(42.1)	$(100.9)	$(22.8)	$(70.1)	$(132.8)	NM	$(15.0)	$(225.7)	NM

Components of GLB Net Derivatives Results
Net valuation premium (10)	$14.0	$17.0	$19.7	$22.5	$24.9	77.9%	$37.2	$67.1	80.4%
Change in reserves hedged (10):
Unlocking	1.9	-	-	-	79.6	NM	1.9	79.6	NM
Other amortization	(122.8)	(256.5)	(374.5)	213.4	(650.9)	NM	(48.8)	(812.0)	NM
Change in market value of derivative assets (10)	66.7	171.4	312.4	(249.1)	314.9	NM	(7.0)	378.2	NM
Hedge program effectiveness (10)	(40.2)	(68.1)	(42.4)	(13.2)	(231.5)	NM	(16.7)	(287.1)	NM
Change in reserves not hedged (10)	-	-	92.3	16.4	372.0	NM	-	480.7	NM
Loss from the initial impact of adopting SFAS 157 (10)	-	-	(33.5)	-	-	NM	-	(33.5)	NM
Associated amortization expense of DAC,
VOBA, DSI and DFEL:
Unlocking	(7.3)	(11.9)	10.5	(0.6)	(100.7)	NM	(1.3)	(90.8)	NM
Other amortization	24.4	42.6	(33.6)	(1.2)	49.0	100.8%	8.0	14.2	77.5%
GLB Net Derivatives Results (8)	$(23.1)	$(37.4)	$(6.7)	$1.4	$88.8	NM	$(10.0)	$83.5	NM

(1) DAC refers to the associated amortization expense of DAC, VOBA, DSI, and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.
(2) We exclude from our definitions of income from operations and operating revenues any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

(3) Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.

(4) Represents the portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium. Net valuation premium represents a level portion of rider fees required to fund potential living benefit claims. The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin for risk/profit, as well as the non-performance risk factor required by SFAS 157 benefit costs.

(5) We include the change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GDB riders, including our expected cost of the hedging instruments in operating realized gain (loss). We exclude from our definition of income from operations the net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments.

(6) See page 32 for detail.
(7) Represents changes in the fair values of total return swaps (embedded derivatives) theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(8) Represents the net valuation premium, the change in fair value of the embedded derivative liabilities of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of hedging. Refer to the table above titled "Components of GLB Net Derivatives Results" for a detailed breakout of the GLB net derivatives results line item.

(9) Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indications of volatility and interest rates, which may vary significantly from period to period due to a number of factors and therefore can provide results that are not indicative of the underlying trends. In addition, $9.6 million, pre-tax, and $6.3 million, after-tax, is included in the first quarter of 2008 due to the initial impact of adopting SFAS 157.

(10) Amounts are before the associated amortization expense of DAC, VOBA, DSI and DFEL.

9/30/2008									PAGE 7
Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Revenues
Insurance premiums	$491.1	$508.2	$508.8	$529.7	$533.2	8.6%	$1,438.9	$1,571.7	9.2%
Surrender charges	25.6	25.1	27.3	25.6	30.0	17.2%	80.6	82.9	2.9%
Mortality assessments	320.7	328.4	330.8	337.3	340.4	6.1%	931.5	1,008.5	8.3%
Expense assessments (1)	489.6	495.1	454.1	479.4	421.0	-14.0%	1,329.5	1,354.5	1.9%
Investment advisory fees	89.0	87.7	76.2	75.8	67.7	-23.9%	272.0	219.7	-19.2%
Net investment income	1,061.6	1,093.7	1,065.4	1,076.8	1,089.0	2.6%	3,284.6	3,231.2	-1.6%
Realized gain (loss) (2)	(64.8)	(145.7)	(35.1)	(107.9)	(204.2)	NM	(23.7)	(347.2)	NM
Amortization of deferred gains on business sold
through reinsurance	19.3	19.3	19.1	19.1	19.1	-1.0%	64.6	57.3	-11.3%
Other revenues and fees	168.7	170.7	145.4	145.9	139.8	-17.1%	514.8	431.1	-16.3%
Total Revenues	2,600.8	2,582.5	2,592.0	2,581.7	2,436.0	-6.3%	7,892.8	7,609.7	-3.6%

Benefits and Expenses
Benefits (1)	622.8	696.2	677.5	684.6	836.8	34.4%	1,866.2	2,198.9	17.8%
Interest credited	611.3	618.7	611.7	612.7	624.7	2.2%	1,816.7	1,849.1	1.8%
Underwriting, acquisition, insurance and other expenses (1)	850.3	844.8	809.1	844.8	753.7	-11.4%	2,475.2	2,407.6	-2.7%
Interest and debt expense	68.2	80.3	75.4	64.8	68.6	0.6%	203.7	208.8	2.5%
Impairment of intangibles (3)	-	-	-	175.0	-	NM	-	175.0	NM
Total Benefits and Expenses	2,152.6	2,240.0	2,173.7	2,381.9	2,283.8	6.1%	6,361.8	6,839.4	7.5%

Income from continuing operations before taxes	448.2	342.5	418.3	199.8	152.2	-66.0%	1,531.0	770.3	-49.7%
Federal income taxes (1)	125.2	103.2	125.0	74.8	2.8	-97.8%	449.5	202.5	-54.9%
Income From Continuing Operations	323.0	239.3	293.3	125.0	149.4	-53.7%	1,081.5	567.8	-47.5%
Income (loss) from discontinued operations,
net of federal income taxes (4)	6.6	(126.8)	(4.2)	(0.3)	(1.0)	NM	20.6	(5.5)	NM
Net Income	$329.6	$112.5	$289.1	$124.7	$148.4	-55.0%	$1,102.1	$562.3	-49.0%

Earnings Per Share (Diluted) (5)
Income from continuing operations	$1.19	$0.88	$1.12	$0.48	$0.58	-51.3%	$3.93	$2.18	-44.5%
Income (loss) from discontinued operations,
net of federal income taxes (4)	0.02	(0.47)	(0.02)	-	-	100.0%	0.07	(0.02)	NM
Net Income	$1.21	$0.41	$1.10	$0.48	$0.58	-52.1%	$4.00	$2.16	-46.0%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$9,100.6	$9,337.0	$9,579.8	$9,995.5	$10,608.1		$8,420.4	$9,579.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-		(66.1)	-
Deferrals	511.5	554.4	456.5	464.7	464.2		1,503.8	1,385.4
Amortization, net of interest:
Unlocking	7.9	17.1	(10.9)	(17.5)	18.1		47.7	(10.3)
Other amortization	(291.3)	(290.1)	(244.3)	(291.5)	(237.7)		(839.7)	(773.5)
Deferrals, net of amortization included in
operating and acquisition expenses	228.1	281.4	201.3	155.7	244.6		711.8	601.6
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	21.1	95.6	(1.4)	4.8	34.4		(16.0)	37.8
Adjustment related to unrealized (gains) losses
on available-for-sale securities and derivatives	(27.9)	(111.3)	216.6	449.5	844.7		237.5	1,510.8
Foreign currency translation adjustment	15.1	(22.9)	(0.8)	2.6	(80.1)		35.4	(78.3)
Business acquired	-	-	-	-	-		14.0	-
Balance at End-of-Period	$9,337.0	$9,579.8	$9,995.5	$10,608.1	$11,651.7		$9,337.0	$11,651.7

Roll Forward of DFEL
Balance at beginning-of-period	$1,105.8	$1,128.1	$1,183.1	$1,235.6	$1,281.5		$976.9	$1,183.1
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-		(2.0)	-
Deferrals	96.9	112.5	102.0	104.1	110.5		300.0	316.6
Amortization, net of interest:
Unlocking	(30.8)	(0.4)	(3.2)	(10.4)	15.1		(20.3)	1.5
Other amortization	(52.5)	(47.8)	(46.6)	(48.7)	(40.5)		(143.9)	(135.8)
Deferrals, net of amortization included in
expense assessments	13.6	64.3	52.2	45.0	85.1		135.8	182.3
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	1.2	2.0	0.8	(0.5)	(2.4)		(0.2)	(2.1)
Foreign currency translation adjustment	7.5	(11.3)	(0.5)	1.4	(39.3)		17.6	(38.4)
Balance at End-of-Period	$1,128.1	$1,183.1	$1,235.6	$1,281.5	$1,324.9		$1,128.1	$1,324.9

Roll Forward of DSI
Balance at beginning-of-period	$225.0	$249.1	$279.2	$297.6	$314.2		$193.8	$279.2
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-		(2.8)	-
Deferrals	29.8	35.5	26.0	26.3	24.5		80.9	76.8
Amortization, net of interest:
Unlocking	0.6	(0.9)	0.5	(0.2)	(2.7)		3.0	(2.4)
Other amortization	(9.1)	(10.1)	(6.2)	(8.5)	(5.5)		(25.1)	(20.2)
Deferrals, net of amortization included in
insurance benefits or interest credited	21.3	24.5	20.3	17.6	16.3		58.8	54.2
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	2.8	5.6	(1.9)	(1.0)	(2.2)		(0.7)	(5.1)
Balance at End-of-Period	$249.1	$279.2	$297.6	$314.2	$328.3		$249.1	$328.3

(1) See pages 14, 15 and 22 for details about fluctuations in the third quarter of 2008 for the following line items:  expense assessments, benefits, underwriting, acquisition, insurance and other expenses and federal income taxes.

(2) See page 6 for detail.
(3) See page 1 for detail.
(4) Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 29 for additional details.
(5) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of our minority interest adjustments.

9/30/2008								PAGE 8
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended September 30, 2008

	Retirement Solutions		Insurance Solutions
							Other
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Opera- tions (1)	Consolidated
Operating Revenues
Insurance premiums	$52.1	$-	$90.9	$370.6	$-	$18.9	$0.6	$533.1
Surrender charges	13.0	1.3	15.7	-	-	-	-	30.0
Mortality assessments	-	-	331.9	-	-	8.7	-	340.6
Expense assessments	233.3	54.6	101.4	-	-	31.1	-	420.4
Investment advisory fees - external	-	-	-	-	67.7	-	-	67.7
Investment advisory fees - inter-segment	-	-	-	-	20.6	-	(20.6)	-
Net investment income	243.1	180.9	522.4	30.8	-	21.1	90.8	1,089.1
Operating realized gain (loss) (2)	52.1	0.2	-	-	-	-	-	52.3
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	18.4	18.4
Other revenues and fees	81.6	3.8	9.3	1.4	21.6	-	22.6	140.3
Total Operating Revenues	675.2	240.8	1,071.6	402.8	109.9	79.8	111.8	2,691.9

Operating Expenses
Benefits	112.9	0.2	397.7	268.8	-	26.5	30.7	836.8
Interest credited	170.0	106.8	304.7	0.5	-	-	42.6	624.6
Underwriting, acquisition, insurance and other expenses	253.7	76.8	167.4	91.8	81.2	34.4	48.4	753.7
Expenses for investment advisory fees - inter-segment	-	-	-	-	20.6	-	(20.6)	-
Interest and debt expense	-	-	-	-	-	-	68.6	68.6
Total Operating Expenses	536.6	183.8	869.8	361.1	101.8	60.9	169.7	2,283.7

Income (loss) from operations before federal income taxes	138.6	57.0	201.8	41.7	8.1	18.9	(57.9)	408.2
Federal income taxes	7.7	14.7	64.5	14.5	2.8	6.6	(18.4)	92.4
Income from Operations	$130.9	$42.3	$137.3	$27.2	$5.3	$12.3	$(39.5)	$315.8

(1) Includes inter-segment eliminations.
(2) For detail, see pages 15 and 19.

9/30/2008								PAGE 9
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended September 30, 2007

	Retirement Solutions		Insurance Solutions
							Other
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Opera- tions (1)	Consolidated
Operating Revenues
Insurance premiums	$42.6	$-	$84.8	$336.8	$-	$25.5	$1.3	$491.0
Surrender charges	9.8	1.8	14.0	-	-	-	-	25.6
Mortality assessments	-	-	311.6	-	-	9.2	-	320.8
Expense assessments	249.4	63.5	143.8	-	-	33.0	-	489.7
Investment advisory fees - external	-	-	-	-	89.0	-	-	89.0
Investment advisory fees - inter-segment	-	-	-	-	22.6	-	(22.6)	-
Net investment income	249.4	172.9	496.3	29.5	-	20.9	92.6	1,061.6
Operating realized gain (loss) (2)	0.9	-	-	-	-	-	-	0.9
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	18.6	18.6
Other revenues and fees	94.9	5.2	5.9	1.2	38.5	-	23.0	168.7
Total Operating Revenues	647.0	243.4	1,056.4	367.5	150.1	88.6	112.9	2,665.9

Operating Expenses
Benefits	56.3	-	265.6	234.9	-	30.2	35.6	622.6
Interest credited	165.3	104.6	292.9	0.1	-	-	48.4	611.3
Underwriting, acquisition, insurance and other expenses	255.4	84.7	227.6	81.4	93.4	42.5	65.3	850.3
Expenses for investment advisory fees - inter-segment	-	-	-	-	22.6	-	(22.6)	-
Interest and debt expense	-	-	-	-	-	-	68.2	68.2
Total Operating Expenses	477.0	189.3	786.1	316.4	116.0	72.7	194.9	2,152.4

Income (loss) from operations before federal income taxes	170.0	54.1	270.3	51.1	34.1	15.9	(82.0)	513.5
Federal income taxes	44.1	12.9	87.8	17.9	12.3	5.6	(32.4)	148.2
Income from Operations	$125.9	$41.2	$182.5	$33.2	$21.8	$10.3	$(49.6)	$365.3

(1) Includes inter-segment eliminations.
(2) For detail, see page 15.

9/30/2008								PAGE 10
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Nine Months Ended September 30, 2008

	Retirement Solutions		Insurance Solutions
							Other
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Opera- tions (1)	Consolidated
Operating Revenues
Insurance premiums	$102.7	$-	$266.8	$1,134.0	$-	$64.3	$3.7	$1,571.5
Surrender charges	32.2	4.7	46.0	-	-	-	-	82.9
Mortality assessments	-	-	981.7	-	-	26.9	-	1,008.6
Expense assessments	716.9	173.2	352.3	-	-	110.8		1,353.2
Investment advisory fees - external	-	-	-	-	219.7	-	-	219.7
Investment advisory fees - inter-segment	-	-	-	-	61.2	-	(61.2)	-
Net investment income	736.2	527.4	1,540.9	89.0	-	61.2	276.5	3,231.2
Operating realized gain (loss) (2)	74.7	0.2	-	-	-	-	-	74.9
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	55.3	55.3
Other revenues and fees	253.8	12.4	23.0	4.1	73.6	0.1	65.5	432.5
Total Operating Revenues	1,916.5	717.9	3,210.7	1,227.1	354.5	263.3	339.8	8,029.8

Operating Expenses
Benefits	199.5	0.3	1,000.4	823.6	-	87.4	87.5	2,198.7
Interest credited	496.2	319.7	901.8	1.0	-	-	130.2	1,848.9
Underwriting, acquisition, insurance and other expenses	773.6	228.5	620.9	270.7	242.5	112.9	164.1	2,413.2
Expenses for investment advisory fees - inter-segment	-	-	-	-	61.2	-	(61.2)	-
Interest and debt expense	-	-	-	-	-	-	208.8	208.8
Total Operating Expenses	1,469.3	548.5	2,523.1	1,095.3	303.7	200.3	529.4	6,669.6

Income (loss) from operations before federal income taxes	447.2	169.4	687.6	131.8	50.8	63.0	(189.6)	1,360.2
Federal income taxes	82.3	45.5	229.3	46.1	18.4	22.0	(63.4)	380.2
Income from Operations	$364.9	$123.9	$458.3	$85.7	$32.4	$41.0	$(126.2)	$980.0

(1) Includes inter-segment eliminations.
(2) For detail, see pages 15 and 19.

9/30/2008								PAGE 11
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Nine Months Ended September 30, 2007

	Retirement Solutions		Insurance Solutions
							Other
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Opera- tions (1)	Consolidated
Operating Revenues
Insurance premiums	$72.0	$-	$260.6	$1,029.5	$-	$74.0	$2.8	$1,438.9
Surrender charges	29.6	6.1	44.9	-	-	-	-	80.6
Mortality assessments	-	-	903.5	-	-	28.1	-	931.6
Expense assessments	694.2	186.2	334.9	-	-	110.1	-	1,325.4
Investment advisory fees - external	-	-	-	-	272.0	-	-	272.0
Investment advisory fees - inter-segment	-	-	-	-	66.7	-	(66.7)	-
Net investment income	780.0	535.4	1,552.5	85.9	-	59.6	271.1	3,284.5
Operating realized gain (loss) (2)	3.5	-	-	-	-	-	-	3.5
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	55.8	55.8
Other revenues and fees	281.7	14.5	24.2	3.6	112.5	0.1	82.3	518.9
Total Operating Revenues	1,861.0	742.2	3,120.6	1,119.0	451.2	271.9	345.3	7,911.2

Operating Expenses
Benefits	108.3	-	780.0	747.2	-	100.6	110.1	1,846.2
Interest credited	491.6	313.6	874.9	0.1	-	-	136.5	1,816.7
Underwriting, acquisition, insurance and other expenses	772.4	236.9	638.9	240.3	307.0	120.7	159.0	2,475.2
Expenses for investment advisory fees - inter-segment	-	-	-	-	66.7	-	(66.7)	-
Interest and debt expense	-	-	-	-	-	-	203.7	203.7
Total Operating Expenses	1,372.3	550.5	2,293.8	987.6	373.7	221.3	542.6	6,341.8

Income (loss) from operations before federal income taxes	488.7	191.7	826.8	131.4	77.5	50.6	(197.3)	1,569.4
Federal income taxes	122.8	53.5	278.5	46.1	28.2	17.7	(83.4)	463.4
Income from Operations	$365.9	$138.2	$548.3	$85.3	$49.3	$32.9	$(113.9)	$1,106.0

(1) Includes inter-segment eliminations.
(2) For detail, see page 15.

9/30/2008					PAGE 12
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	Sept.	Dec.	March	June	Sept.
	2007	2007	2008	2008	2008
ASSETS
Investments:
Corporate bonds	$44,089.6	$44,147.9	$43,535.4	$42,618.0	$40,020.7
U.S. Government bonds	239.4	222.0	231.9	203.9	217.0
Foreign government bonds	1,030.0	1,037.5	1,037.4	907.5	786.5
Asset and mortgage-backed securities	10,479.7	10,604.6	10,568.8	10,547.7	10,661.6
State and municipal bonds	152.1	153.1	153.0	141.7	129.7
Preferred stocks - redeemable	95.3	110.7	97.5	98.8	115.6
Common stocks	499.2	413.9	384.2	330.7	433.5
Preferred stocks - equity	171.0	104.1	90.2	133.9	59.1
Total available-for-sale securities	56,756.3	56,793.8	56,098.4	54,982.2	52,423.7
Trading securities	2,716.6	2,730.2	2,713.6	2,550.5	2,393.4
Mortgage loans	7,280.7	7,422.7	7,531.9	7,677.9	7,688.1
Real estate	385.0	258.3	175.3	135.7	126.9
Policy loans	2,841.1	2,885.4	2,854.8	2,852.5	2,870.1
Other long-term investments	1,584.1	1,882.1	2,232.1	2,053.4	2,455.2
Total investments	71,563.8	71,972.5	71,606.1	70,252.2	67,957.4
Cash and invested cash	1,327.5	1,665.5	2,446.8	1,921.4	2,159.7
DAC and VOBA	9,337.0	9,579.8	9,995.5	10,608.1	11,651.7
Premiums and fees receivable	401.2	400.6	468.1	399.3	463.2
Accrued investment income	916.5	843.3	917.3	875.9	921.2
Reinsurance recoverables	8,175.8	8,186.6	8,356.4	8,168.9	8,222.5
Goodwill	4,159.3	4,143.7	4,128.4	4,045.0	4,041.3
Other assets	3,432.6	3,529.8	2,727.6	2,715.0	2,882.9
Separate account assets	92,903.1	91,113.3	84,703.1	85,295.4	74,970.8
Total Assets	$192,216.8	$191,435.1	$185,349.3	$184,281.2	$173,270.7

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$15,317.2	$16,006.3	$16,501.0	$16,218.1	$16,281.2
Other contract holder funds	59,572.7	59,640.6	60,175.8	60,362.5	60,678.0
Short-term debt	327.1	550.2	410.6	900.0	635.2
Long-term debt	4,408.0	4,618.3	4,627.0	4,101.8	4,569.4
Reinsurance related derivative liability	191.5	219.5	205.2	112.5	(9.2)
Funds withheld reinsurance liabilities	2,136.6	2,117.4	2,117.0	2,068.7	2,062.4
Deferred gain on indemnity reinsurance	715.1	695.8	676.6	657.6	638.5
Payables for collateral under securities loaned and derivatives	1,320.3	1,135.1	1,796.2	1,491.1	1,668.4
Other liabilities	3,362.3	3,620.2	3,050.5	2,575.8	2,275.9
Separate account liabilities	92,903.1	91,113.3	84,703.1	85,295.4	74,970.8
Total liabilities	180,253.9	179,716.7	174,263.0	173,783.5	163,770.6
Stockholders' Equity
Preferred stock	0.5	0.4	0.4	0.4	0.4
Common stock	7,308.6	7,200.5	7,074.8	7,023.1	7,006.4
Retained earnings	4,456.9	4,292.2	4,332.8	4,282.5	4,303.6
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	56.0	86.0	(452.1)	(939.4)	(1,903.7)
Net unrealized gain on derivative instruments	31.9	52.2	43.9	41.4	53.5
Foreign currency translation adjustment	193.6	175.6	174.4	177.2	121.2
Funded status of employee benefit plans	(84.6)	(88.5)	(87.9)	(87.5)	(81.3)
Total accumulated other comprehensive income (loss)	196.9	225.3	(321.7)	(808.3)	(1,810.3)
Total stockholders' equity	11,962.9	11,718.4	11,086.3	10,497.7	9,500.1
Total Liabilities and Stockholders' Equity	$192,216.8	$191,435.1	$185,349.3	$184,281.2	$173,270.7

Share Data
Stockholders' equity per share	$44.41	$44.32	$42.74	$40.85	$37.11
Book value, excluding AOCI	43.67	43.47	43.98	43.99	44.18
Common shares outstanding - assuming conversion of
preferred shares (in millions)	269.4	264.4	259.4	257.0	256.0

9/30/2008								PAGE 13
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of September 30, 2008	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Other Opera- tions (1)	Consolidated

Assets
Allocated investments and cash and invested cash (2)	$18,338.8	$11,452.3	$32,253.4	$2,007.3	$171.8	$1,189.5	$4,704.0	$70,117.1
DAC and VOBA	3,157.9	744.8	6,947.8	137.1	-	658.3	5.8	11,651.7
Goodwill	1,039.8	20.2	2,190.4	274.3	247.6	14.7	254.3	4,041.3
DSI and other intangibles	326.3	5.0	90.0	-	5.2	-	294.2	720.7
Amounts recoverable from reinsurers	615.7	-	1,947.7	32.2	-	65.8	5,561.1	8,222.5
Separate account assets	49,884.0	13,468.6	4,817.6	-	-	6,585.4	215.2	74,970.8

Liabilities and Capital
Future contract benefits	1,262.4	2.8	6,004.3	1,348.6	-	1,008.7	6,654.4	16,281.2
Other contract holder funds	17,294.5	11,311.2	30,006.2	138.5	-	343.1	1,584.5	60,678.0

Allocated capital (3)	3,825.9	970.6	8,232.9	1,014.7	349.2	391.9	(3,474.9)	11,310.3

As of December 31, 2007

Assets
Allocated investments and cash and invested cash (2)	$18,080.5	$11,671.5	$32,972.1	$1,934.2	$187.8	$1,396.1	$7,395.7	$73,637.9
DAC and VOBA	2,477.0	513.8	5,691.7	123.4	-	772.1	1.8	9,579.8
Goodwill	1,045.6	20.2	2,201.0	274.3	247.0	16.5	339.1	4,143.7
DSI and other intangibles	278.8	3.4	93.0	-	5.4	-	385.7	766.3
Amounts recoverable from reinsurers	744.4	-	1,914.1	31.3	-	69.8	5,427.0	8,186.6
Separate accounts assets	58,508.4	17,845.2	5,648.2	-	-	8,850.4	261.1	91,113.3

Liabilities and Capital
Future contract benefits	816.9	-	6,254.9	1,273.0	-	1,146.9	6,514.6	16,006.3
Other contract holder funds	17,749.7	10,891.7	28,427.7	17.2	-	402.9	2,151.4	59,640.6

Allocated capital (3)	3,552.7	898.7	8,189.7	968.3	348.5	361.8	(2,826.6)	11,493.1

(1) Includes inter-segment eliminations.
(2) Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.

(3) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

9/30/2008									PAGE 14
Retirement Solutions - Consolidated
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums (1)	$42.6	$46.5	$31.6	$19.0	$52.1	22.3%	$72.0	$102.7	42.6%
Surrender charges	11.6	10.9	11.5	11.1	14.3	23.3%	35.7	36.9	3.4%
Expense assessments	312.9	329.9	295.3	306.9	287.9	-8.0%	880.4	890.1	1.1%
Net investment income	422.3	425.1	419.5	420.1	424.0	0.4%	1,315.4	1,263.6	-3.9%
Operating realized gain (2)	0.9	2.2	10.2	12.4	52.3	NM	3.5	74.9	NM
Other revenues and fees (3)	100.1	101.0	92.2	88.6	85.4	-14.7%	296.2	266.2	-10.1%
Total Operating Revenues	890.4	915.6	860.3	858.1	916.0	2.9%	2,603.2	2,634.4	1.2%

Operating Expenses
Benefits (1) (4)	56.3	62.0	51.4	35.3	113.1	100.9%	108.3	199.8	84.5%
Interest credited	269.9	272.7	269.1	270.0	276.8	2.6%	805.2	815.9	1.3%
Underwriting, acquisition, insurance and other expenses	340.1	364.6	328.0	343.6	330.5	-2.8%	1,009.3	1,002.1	-0.7%
Total Operating Expenses	666.3	699.3	648.5	648.9	720.4	8.1%	1,922.8	2,017.8	4.9%

Income from operations before federal income taxes	224.1	216.3	211.8	209.2	195.6	-12.7%	680.4	616.6	-9.4%
Federal income taxes (5)	57.0	54.3	53.6	51.8	22.4	-60.7%	176.3	127.8	-27.5%
Income From Operations	$167.1	$162.0	$158.2	$157.4	$173.2	3.7%	$504.1	$488.8	-3.0%

Effective Tax Rate (5)	25.4%	25.1%	25.3%	24.8%	11.5%		25.9%	20.7%

Average Equity	$4,439.2	$4,451.8	$4,468.0	$4,452.9	$4,608.8		$4,406.6	$4,509.9
Return on Average Equity	15.1%	14.6%	14.2%	14.1%	15.0%		15.3%	14.5%

Income from Operations - Basis Points on
Average Account Values - Annualized	61	57	59	57	65	4	63	60	(3)

Operating Realized Gain (2)
Indexed annuity net derivatives results (6)	$0.2	$(0.1)	$(1.4)	$(0.6)	$2.0	NM	$2.3	$-	-100.0%
GLB risk and profit charges (7)	1.6	1.8	5.8	10.3	11.0	NM	3.7	27.1	NM
GDB hedging offset (4)	(0.9)	0.5	5.8	2.7	39.3	NM	(2.5)	47.8	NM
Total Operating Realized Gain	$0.9	$2.2	$10.2	$12.4	$52.3	NM	$3.5	$74.9	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$208.9	$232.6	$185.3	$205.8	$178.1	-14.7%	$580.3	$569.2	-1.9%
General and administrative expenses	140.7	150.4	132.1	131.9	135.8	-3.5%	396.8	399.8	0.8%
Broker-dealer commissions and general and
administrative expenses	91.8	100.5	89.2	85.1	78.5	-14.5%	271.8	252.8	-7.0%
Taxes, licenses and fees	8.2	8.2	14.8	10.7	9.5	15.9%	32.3	35.0	8.4%
Total commissions and expenses incurred	449.6	491.7	421.4	433.5	401.9	-10.6%	1,281.2	1,256.8	-1.9%
Less: commissions and expenses capitalized	(219.9)	(254.3)	(196.4)	(213.9)	(189.5)	13.8%	(611.4)	(599.8)	1.9%
Amortization of DAC and VOBA, net of interest	110.4	127.2	103.0	124.0	118.1	7.0%	339.5	345.1	1.6%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$340.1	$364.6	$328.0	$343.6	$330.5	-2.8%	$1,009.3	$1,002.1	-0.7%

General and Administrative Expenses - Basis Points on
Average Account Values - Annualized (8)	51	53	49	48	51	-	50	49	(1)

(1) Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2) Included in income from operations.
(3) Primarily broker-dealer revenues.
(4)  Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders (included in benefits), including our expected cost of the hedging instruments.

(5) The third quarter of 2008 included $22.2 million in tax return true-ups and other items.
(6)  Changes in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products excluding the indexed annuity forward-starting option.
(7) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium. See page 18 for additional details.
(8) Includes distribution costs.

9/30/2008									PAGE 15
Retirement Solutions - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums (1)	$42.6	$46.5	$31.6	$19.0	$52.1	22.3%	$72.0	$102.7	42.6%
Surrender charges	9.8	9.1	9.6	9.6	13.0	32.7%	29.6	32.2	8.8%
Expense assessments	249.4	265.2	236.0	247.6	233.3	-6.5%	694.2	716.9	3.3%
Net investment income	249.4	251.8	247.8	245.3	243.1	-2.5%	780.0	736.2	-5.6%
Operating realized gain (2)	0.9	2.2	10.2	12.4	52.1	NM	3.5	74.7	NM
Other revenues and fees (3)	94.9	97.5	87.4	84.8	81.6	-14.0%	281.7	253.8	-9.9%
Total Operating Revenues	647.0	672.3	622.6	618.7	675.2	4.4%	1,861.0	1,916.5	3.0%

Operating Expenses
Benefits (1) (4)	56.3	62.0	51.4	35.2	112.9	100.5%	108.3	199.5	84.2%
Interest credited	165.3	167.9	163.2	163.0	170.0	2.8%	491.6	496.2	0.9%
Underwriting, acquisition, insurance and other expenses	255.4	287.3	251.7	268.2	253.7	-0.7%	772.4	773.6	0.2%
Total Operating Expenses	477.0	517.2	466.3	466.4	536.6	12.5%	1,372.3	1,469.3	7.1%

Income from operations before federal income taxes	170.0	155.1	156.3	152.3	138.6	-18.5%	488.7	447.2	-8.5%
Federal income taxes (5)	44.1	36.2	38.5	36.1	7.7	-82.5%	122.8	82.3	-33.0%
Income From Operations	$125.9	$118.9	$117.8	$116.2	$130.9	4.0%	$365.9	$364.9	-0.3%

Effective Tax Rate (5)	25.9%	23.3%	24.6%	23.7%	5.6%		25.1%	18.4%

Average Equity	$3,537.8	$3,549.1	$3,561.6	$3,519.2	$3,646.9		$3,491.9	$3,575.9
Return on Average Equity	14.2%	13.4%	13.2%	13.2%	14.4%		14.0%	13.6%

Income from Operations - Basis Points on
Average Account Values - Annualized	68	62	64	62	72	4	69	66	(3)

Operating Realized Gain (2)
Indexed annuity net derivatives results (6)	$0.2	$(0.1)	$(1.4)	$(0.6)	$2.0	NM	$2.3	$-	-100.0%
GLB risk and profit charges (7)	1.6	1.8	5.8	10.3	10.9	NM	3.7	27.0	NM
GDB hedging offset (4)	(0.9)	0.5	5.8	2.7	39.2	NM	(2.5)	47.7	NM
Total Operating Realized Gain	$0.9	$2.2	$10.2	$12.4	$52.1	NM	$3.5	$74.7	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$189.0	$212.3	$165.6	$186.4	$160.9	-14.9%	$519.8	$512.9	-1.3%
General and administrative expenses	80.9	96.7	80.2	79.9	83.1	2.7%	232.3	243.2	4.7%
Broker-dealer commissions and general and
administrative expenses	91.8	100.5	89.2	85.1	78.5	-14.5%	271.8	252.8	-7.0%
Taxes, licenses and fees	6.0	6.1	10.4	7.7	6.4	6.7%	20.6	24.5	18.9%
Total commissions and expenses incurred	367.7	415.6	345.4	359.1	328.9	-10.6%	1,044.5	1,033.4	-1.1%
Less: commissions and expenses capitalized	(196.2)	(230.6)	(172.8)	(191.7)	(169.8)	13.5%	(543.0)	(534.3)	1.6%
Amortization of DAC and VOBA, net of interest	83.9	102.3	79.1	100.8	94.6	12.8%	270.9	274.5	1.3%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$255.4	$287.3	$251.7	$268.2	$253.7	-0.7%	$772.4	$773.6	0.2%

General and Administrative Expenses - Basis Points on
Average Account Values - Annualized (8)	44	51	44	42	46	2	44	44	0

(1) Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2) Included in income from operations.
(3) Primarily broker-dealer revenues.
(4)  Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders (included in benefits), including our expected cost of the hedging instruments.

(5) The third quarter of 2008 included $21.1 million in tax return true-ups and other items.
(6)  Changes in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products excluding the indexed annuity forward-starting option.
(7) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium. See page 18 for additional details.
(8) Includes distribution costs.

9/30/2008							PAGE 16
Retirement Solutions - Annuities
Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (millions of dollars)

	For the Three Months Ended					For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	Sept.	Sept.
Roll Forward of DAC and VOBA	2007	2007	2008	2008	2008	2007	2008
Balance at beginning-of-period	$2,236.8	$2,347.4	$2,477.0	$2,570.8	$2,855.5	$2,050.4	$2,477.0
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(27.2)	-
Inter-segment transfer	-	-	(6.9)	-	-	-	(6.9)
Deferrals	196.2	230.6	172.8	191.7	169.8	543.0	534.3
Amortization, net of interest:
Unlocking	19.0	10.7	(0.6)	0.4	(32.8)	33.6	(33.0)
Other amortization	(102.9)	(113.0)	(78.5)	(101.2)	(61.8)	(304.5)	(241.5)
Deferrals, net of amortization included in
operating and acquisition expenses	112.3	128.3	93.7	90.9	75.2	272.1	259.8
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	21.1	34.8	(10.5)	(7.3)	(25.4)	2.4	(43.2)
Adjustment related to unrealized (gains) losses
on available-for-sale securities and derivatives	(22.8)	(33.5)	17.5	201.1	252.6	35.7	471.2
Business acquired	-	-	-	-	-	14.0	-
Balance at End-of-Period	$2,347.4	$2,477.0	$2,570.8	$2,855.5	$3,157.9	$2,347.4	$3,157.9

Roll Forward of DFEL
Balance at beginning-of-period	$111.9	$122.0	$130.9	$141.6	$151.0	$100.9	$130.9
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.0)	-
Deferrals	11.5	11.9	11.9	13.4	13.0	33.1	38.3
Amortization, net of interest:
Unlocking	1.4	(0.4)	0.7	(0.5)	(1.8)	2.1	(1.6)
Other amortization	(4.0)	(4.6)	(2.7)	(3.0)	0.7	(11.9)	(5.0)
Deferrals, net of amortization included in
expense assessments	8.9	6.9	9.9	9.9	11.9	23.3	31.7
Adjustment related to realized gains (losses)
on available-for-sale securities and derivatives	1.2	2.0	0.8	(0.5)	(2.4)	(0.2)	(2.1)
Balance at End-of-Period	$122.0	$130.9	$141.6	$151.0	$160.5	$122.0	$160.5

Roll Forward of DSI
Balance at beginning-of-period	$224.7	$248.7	$278.8	$295.7	$312.1	$193.7	$278.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.8)	-
Inter-segment transfer	-	-	(1.3)	-	-	-	(1.3)
Deferrals	29.7	35.5	25.7	26.1	24.6	80.6	76.4
Amortization, net of interest:
Unlocking	0.6	(0.9)	0.5	(0.2)	(2.7)	3.0	(2.4)
Other amortization	(9.1)	(10.1)	(6.1)	(8.5)	(5.4)	(25.1)	(20.0)
Deferrals, net of amortization included in
interest credited	21.2	24.5	20.1	17.4	16.5	58.5	54.0
Adjustment related to realized (gains) losses
on available-for-sale securities	2.8	5.6	(1.9)	(1.0)	(2.3)	(0.7)	(5.2)
Balance at End-of-Period	$248.7	$278.8	$295.7	$312.1	$326.3	$248.7	$326.3

9/30/2008

Retirement Solutions - Annuities
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Fixed Annuities
Balance at beginning-of-period	$17.867	$17.813	$17.822	$17.701	$17.799	-0.4%	$18.545	$17.822	-3.9%
Business acquired	-	-	-	-	-	NM	0.040	-	-100.0%
Gross deposits	1.231	1.288	1.160	1.371	1.276	3.7%	3.034	3.807	25.5%
Withdrawals and deaths	(0.891)	(0.706)	(0.586)	(0.618)	(0.787)	11.7%	(2.671)	(1.991)	25.5%
Net flows	0.340	0.582	0.574	0.753	0.489	43.8%	0.363	1.816	NM
Transfer from (to) variable annuities	(0.589)	(0.734)	(0.680)	(0.797)	(0.742)	-26.0%	(1.706)	(2.219)	-30.1%
Inter-segment transfer	-	-	(0.089)	-	-	NM	-	(0.089)	NM
Interest credited	0.165	0.126	0.048	0.116	0.118	-28.5%	0.490	0.282	-42.4%
Sales inducements deferred	0.030	0.035	0.026	0.026	0.025	-16.7%	0.081	0.077	-4.9%
Balance at End-of-Period (Gross)	17.813	17.822	17.701	17.799	17.689	-0.7%	17.813	17.689	-0.7%
Reinsurance ceded	(1.430)	(1.352)	(1.306)	(1.255)	(1.196)	16.4%	(1.430)	(1.196)	16.4%
Balance at End-of-Period (Net of Ceded) (1)	$16.383	$16.470	$16.395	$16.544	$16.493	0.7%	$16.383	$16.493	0.7%

Variable Annuities
Balance at beginning-of-period	$55.171	$58.293	$58.643	$54.966	$55.854	1.2%	$48.169	$58.643	21.7%
Gross deposits	2.247	2.594	1.866	2.065	1.672	-25.6%	6.543	5.603	-14.4%
Withdrawals and deaths	(1.296)	(1.367)	(1.259)	(1.229)	(1.217)	6.1%	(3.722)	(3.705)	0.5%
Net flows	0.951	1.227	0.607	0.836	0.455	-52.2%	2.821	1.898	-32.7%
Transfer from (to) fixed annuities	0.589	0.734	0.680	0.797	0.742	26.0%	1.706	2.219	30.1%
Inter-segment transfer	-	-	(0.206)	-	-	NM	-	(0.206)	NM
Investment increase and change in market value	1.582	(1.611)	(4.758)	(0.745)	(7.069)	NM	5.597	(12.572)	NM
Balance at End-of-Period (2)	$58.293	$58.643	$54.966	$55.854	$49.982	-14.3%	$58.293	$49.982	-14.3%

Total Annuities
Balance at beginning-of-period	$73.038	$76.106	$76.465	$72.667	$73.653	0.8%	$66.714	$76.465	14.6%
Business acquired	-	-	-	-	-	NM	0.040	-	-100.0%
Gross deposits	3.478	3.882	3.026	3.436	2.948	-15.2%	9.577	9.410	-1.7%
Withdrawals and deaths	(2.187)	(2.073)	(1.845)	(1.847)	(2.004)	8.4%	(6.393)	(5.696)	10.9%
Net flows	1.291	1.809	1.181	1.589	0.944	-26.9%	3.184	3.714	16.6%
Inter-segment transfer	-	-	(0.295)	-	-	NM	-	(0.295)	NM
Interest credited and change in market value	1.747	(1.485)	(4.710)	(0.629)	(6.951)	NM	6.087	(12.290)	NM
Sales inducements deferred	0.030	0.035	0.026	0.026	0.025	-16.7%	0.081	0.077	-4.9%
Balance at End-of-Period (Gross)	76.106	76.465	72.667	73.653	67.671	-11.1%	76.106	67.671	-11.1%
Reinsurance ceded	(1.430)	(1.352)	(1.306)	(1.255)	(1.196)	16.4%	(1.430)	(1.196)	16.4%
Balance at End-of-Period (Net of Ceded)	$74.676	$75.113	$71.361	$72.398	$66.475	-11.0%	$74.676	$66.475	-11.0%

Variable Annuities Under Agreement - Included Above	$0.161	$0.149	$0.128	$0.120	$0.099	-38.5%	$0.161	$0.099	-38.5%

Incremental Deposits: (3)
Fixed annuities	$1.224	$1.282	$1.156	$1.365	$1.265	3.3%	$3.015	$3.786	25.6%
Variable annuities	2.217	2.558	1.838	2.043	1.651	-25.5%	6.461	5.532	-14.4%
Total Incremental Deposits	$3.441	$3.840	$2.994	$3.408	$2.916	-15.3%	$9.476	$9.318	-1.7%

(1) Includes the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Represents gross deposits reduced by transfers from other Lincoln products.

9/30/2008									PAGE 18
Retirement Solutions - Annuities
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.286	$0.231	$0.086	$0.137	$0.164	-42.7%	$0.541	$0.387	-28.5%
Withdrawals and deaths	(0.651)	(0.486)	(0.378)	(0.406)	(0.549)	15.7%	(2.002)	(1.333)	33.4%
Net flows	$(0.365)	$(0.255)	$(0.292)	$(0.269)	$(0.385)	-5.5%	$(1.461)	$(0.946)	35.2%

Gross fixed contract account values	$10.115	$9.960	$9.767	$9.595	$9.305	-8.0%	$10.115	$9.305	-8.0%
Reinsurance ceded	(1.430)	(1.352)	(1.306)	(1.255)	(1.196)	16.4%	(1.430)	(1.196)	16.4%
Net fixed contract account values	$8.685	$8.608	$8.461	$8.340	$8.109	-6.6%	$8.685	$8.109	-6.6%

Indexed Annuities
Deposits	$0.199	$0.204	$0.218	$0.356	$0.215	8.0%	$0.550	$0.789	43.5%
Withdrawals and deaths	(0.059)	(0.062)	(0.083)	(0.102)	(0.114)	-93.2%	(0.182)	(0.299)	-64.3%
Net flows	$0.140	$0.142	$0.135	$0.254	$0.101	-27.9%	$0.368	$0.490	33.2%

Indexed Annuity Account Values	$4.228	$4.392	$4.465	$4.726	$4.836	14.4%	$4.228	$4.836	14.4%

Fixed Portion of Variable Contracts
Deposits	$0.746	$0.853	$0.856	$0.879	$0.896	20.1%	$1.943	$2.631	35.4%
Withdrawals and deaths	(0.181)	(0.158)	(0.124)	(0.110)	(0.124)	31.5%	(0.487)	(0.358)	26.5%
Net flows	$0.565	$0.695	$0.732	$0.769	$0.772	36.6%	$1.456	$2.273	56.1%

Fixed Portion of Variable Contract Account Values	$3.470	$3.470	$3.469	$3.478	$3.547	2.2%	$3.470	$3.547	2.2%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$2.993	$3.445	$2.721	$2.944	$2.568	-14.2%	$8.485	$8.233	-3.0%
Withdrawals and deaths	(1.477)	(1.525)	(1.383)	(1.339)	(1.340)	9.3%	(4.210)	(4.062)	3.5%
Net flows	$1.516	$1.920	$1.338	$1.605	$1.228	-19.0%	$4.275	$4.171	-2.4%

Variable Contract Account Values	$61.764	$62.112	$58.435	$59.333	$53.530	-13.3%	$61.764	$53.530	-13.3%

Average Daily Variable Annuity Separate Account Values	$55.827	$58.628	$55.318	$57.763	$54.717	-2.0%	$52.922	$55.929	5.7%

						Change			Change
Interest Rate Spread (1)						(Basis Point)			(Basis Point)
Fixed maturity securities, mortgage loans on real estate and
other, net of investment expenses	5.82%	5.85%	5.85%	5.88%	5.82%	-	5.83%	5.85%	2
Commercial mortgage loan prepayment and bond make whole premiums	0.05%	0.08%	0.03%	0.00%	0.02%	(3)	0.06%	0.02%	(4)
Alternative investments	-0.03%	0.00%	-0.01%	-0.01%	0.00%	3	0.01%	-0.01%	(2)
Net investment income yield on reserves	5.84%	5.93%	5.87%	5.87%	5.84%	-	5.90%	5.86%	(4)
Interest rate credited to contract holders	3.77%	3.76%	3.81%	3.73%	3.95%	18	3.71%	3.83%	12
Interest rate spread	2.07%	2.17%	2.06%	2.14%	1.89%	(18)	2.19%	2.03%	(16)

Variable Annuity Expense Assessments (in millions) (2)	$267.2	$286.6	$271.4	$287.0	$276.0	3.3%	$741.7	$834.4	12.5%

GLB Expense Assessments (in millions) (3)	$31.7	$37.1	$39.6	$42.7	$45.5	43.5%	$83.2	$127.8	53.6%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (4)	$3.8	$4.4	$15.8	$17.0	$17.9	NM	$10.5	$50.7	NM
Attributed fee excluded from operating revenues and income from operations (5)	14.0	17.0	19.6	22.5	24.8	77.1%	37.2	66.9	79.8%
Total Attributed Fees on GLB	$17.8	$21.4	$35.4	$39.5	$42.7	139.9%	$47.7	$117.6	146.5%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$18.364	$18.935	$18.255	$19.301	$18.163	-1.1%	$18.364	$18.163	-1.1%
Guaranteed income benefits (7)	7.319	8.372	8.632	9.370	8.358	14.2%	7.319	8.358	14.2%
Total GLB Account Values	$25.683	$27.307	$26.887	$28.671	$26.521	3.3%	$25.683	$26.521	3.3%

(1)  For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits),  divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 4 and 5 and disclosed above.

(3) Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 4 and 5 and disclosed above.

(4)  Represents the portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium.  Net valuation premium represents a level portion of rider fees required to fund potential claims for living benefits.  The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin that a theoretical market participant would include for risk/profit, as well as non-performance risk factor required by SFAS 157 benefit costs.  This portion of the attributed fee is reported in realized gain (loss) and is included in income from operations and operating revenues.

(5)  Represents the portion of rider fee revenue for GLB required to fund the net valuation premium.  This portion of the attributed fee is reported in realized gain (loss) and is excluded in income from operations and operating revenues.

(6) Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(7) For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.  This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

9/30/2008									PAGE 19
Retirement Solutions - Defined Contribution
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Surrender charges	$1.8	$1.8	$1.9	$1.5	$1.3	-27.8%	$6.1	$4.7	-23.0%
Expense assessments	63.5	64.7	59.3	59.3	54.6	-14.0%	186.2	173.2	-7.0%
Net investment income	172.9	173.3	171.7	174.8	180.9	4.6%	535.4	527.4	-1.5%
Operating realized gain (1)	-	-	-	-	0.2	NM	-	0.2	NM
Other revenues and fees	5.2	3.5	4.8	3.8	3.8	-26.9%	14.5	12.4	-14.5%
Total Operating Revenues	243.4	243.3	237.7	239.4	240.8	-1.1%	742.2	717.9	-3.3%

Operating Expenses
Benefits	-	-	-	0.1	0.2	NM	-	0.3	NM
Interest credited	104.6	104.8	105.9	107.0	106.8	2.1%	313.6	319.7	1.9%
Underwriting, acquisition, insurance and other expenses	84.7	77.3	76.3	75.4	76.8	-9.3%	236.9	228.5	-3.5%
Total Operating Expenses	189.3	182.1	182.2	182.5	183.8	-2.9%	550.5	548.5	-0.4%

Income from operations before federal income taxes	54.1	61.2	55.5	56.9	57.0	5.4%	191.7	169.4	-11.6%
Federal income taxes	12.9	18.1	15.1	15.7	14.7	14.0%	53.5	45.5	-15.0%
Income From Operations	$41.2	$43.1	$40.4	$41.2	$42.3	2.7%	$138.2	$123.9	-10.3%

Effective Tax Rate	23.8%	29.6%	27.2%	27.6%	25.8%		27.9%	26.9%

Average Equity	$901.4	$902.7	$906.4	$933.7	$961.9		$914.7	$934.0
Return on Average Equity	18.3%	19.1%	17.8%	17.7%	17.6%		20.1%	17.7%

Income From Operations - Basis Points on
Average Account Values - Annualized	46	47	46	46	49	3	52	47	(5)

Operating Realized Gain (1)
GLB risk and profit charges (2)	$-	$-	$-	$-	$0.1	NM	$-	$0.1	NM
GDB hedging offset (3)	-	-	-	-	0.1	NM	-	0.1	NM
Total Operating Realized Gain	$-	$-	$-	$-	$0.2	NM	$-	$0.2	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$19.9	$20.3	$19.7	$19.4	$17.2	-13.6%	$60.5	$56.3	-6.9%
General and administrative expenses	59.8	53.7	51.9	52.0	52.7	-11.9%	164.5	156.6	-4.8%
Taxes, licenses and fees	2.2	2.1	4.4	3.0	3.1	40.9%	11.7	10.5	-10.3%
Total commissions and expenses incurred	81.9	76.1	76.0	74.4	73.0	-10.9%	236.7	223.4	-5.6%
Less: commissions and expenses capitalized	(23.7)	(23.7)	(23.6)	(22.2)	(19.7)	16.9%	(68.4)	(65.5)	4.2%
Amortization of DAC and VOBA, net of interest	26.5	24.9	23.9	23.2	23.5	-11.3%	68.6	70.6	2.9%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$84.7	$77.3	$76.3	$75.4	$76.8	-9.3%	$236.9	$228.5	-3.5%

General and Administrative Expenses - Basis Points on
Average Account Values - Annualized (4)	67	59	59	59	61	(6)	62	60	(2)

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$541.9	$531.8	$513.8	$564.2	$629.7		$497.6	$513.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-		(1.4)	-
Inter-segment transfer	-	-	6.9	-	-		-	6.9
Deferrals	23.7	23.7	23.6	22.2	19.7		68.4	65.5
Amortization, net of interest:
Unlocking	(5.0)	(1.2)	(2.5)	0.1	(2.8)		(7.5)	(5.2)
Other amortization	(21.5)	(23.7)	(21.4)	(23.3)	(20.7)		(61.1)	(65.4)
Deferrals, net of amortization included in
operating and acquisition expenses	(2.8)	(1.2)	(0.3)	(1.0)	(3.8)		(0.2)	(5.1)
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.6)	3.4	0.6	1.0	4.6		(3.6)	6.2
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(6.7)	(20.2)	43.2	65.5	114.3		39.4	223.0
Balance at End-of-Period	$531.8	$513.8	$564.2	$629.7	$744.8		$531.8	$744.8

Roll Forward of DSI
Balance at beginning-of-period	$0.3	$0.4	$0.4	$1.9	$2.0		$0.1	$0.4
Inter-segment transfer	-	-	1.3	-	-		-	1.3
Deferrals	0.1	-	0.2	0.2	-		0.3	0.4
Amortization, net of interest:
Other amortization	-	-	-	(0.1)	(0.1)		-	(0.2)
Deferrals, net of amortization included in
interest credited	0.1	-	0.2	0.1	(0.1)		0.3	0.2
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	0.1		-	0.1
Balance at End-of-Period	$0.4	$0.4	$1.9	$2.0	$2.0		$0.4	$2.0

(1) Included in income from operations.
(2) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium.
(3) Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders, including our expected cost of the hedging instruments.
(4) Includes distribution costs.

9/30/2008								PAGE 20
Retirement Solutions - Defined Contribution
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Fixed Annuities
Balance at beginning-of-period	$10.940	$10.891	$10.889	$11.217	$11.294	3.2%	$11.006	$10.889	-1.1%
Gross deposits	0.305	0.267	0.332	0.280	0.290	-4.9%	0.836	0.902	7.9%
Withdrawals and deaths	(0.450)	(0.411)	(0.370)	(0.380)	(0.411)	8.7%	(1.225)	(1.161)	5.2%
Net flows	(0.145)	(0.144)	(0.038)	(0.100)	(0.121)	16.6%	(0.389)	(0.259)	33.4%
Transfer from (to) variable annuities	(0.011)	0.031	0.172	0.073	0.136	NM	(0.039)	0.381	NM
Inter-segment transfer	-	-	0.089	-	-	NM	-	0.089	NM
Interest credited	0.107	0.111	0.105	0.104	0.109	1.9%	0.313	0.318	1.6%
Balance at End-of-Period (1)	$10.891	$10.889	$11.217	$11.294	$11.418	4.8%	$10.891	$11.418	4.8%

Variable Annuities
Balance at beginning-of-period	$18.480	$18.581	$17.876	$16.292	$16.195	-12.4%	$17.475	$17.876	2.3%
Gross deposits	0.564	0.560	0.674	0.561	0.532	-5.7%	1.796	1.767	-1.6%
Withdrawals and deaths	(0.810)	(0.842)	(0.833)	(0.646)	(0.723)	10.7%	(2.370)	(2.202)	7.1%
Net flows	(0.246)	(0.282)	(0.159)	(0.085)	(0.191)	22.4%	(0.574)	(0.435)	24.2%
Transfer from (to) fixed annuities	(0.028)	(0.012)	(0.143)	(0.058)	(0.117)	NM	(0.017)	(0.318)	NM
Inter-product transfer (2)	-	-	-	-	(0.553)	NM	-	(0.553)	NM
Inter-segment transfer	-	-	0.206	-	-	NM	-	0.206	NM
Investment increase and change in market value	0.375	(0.411)	(1.488)	0.046	(1.854)	NM	1.697	(3.296)	NM
Balance at End-of-Period (3)	$18.581	$17.876	$16.292	$16.195	$13.480	-27.5%	$18.581	$13.480	-27.5%

Total Annuities
Balance at beginning-of-period	$29.420	$29.472	$28.765	$27.509	$27.489	-6.6%	$28.481	$28.765	1.0%
Gross deposits	0.869	0.827	1.006	0.841	0.822	-5.4%	2.632	2.669	1.4%
Withdrawals and deaths	(1.260)	(1.253)	(1.203)	(1.026)	(1.134)	10.0%	(3.595)	(3.363)	6.5%
Net flows	(0.391)	(0.426)	(0.197)	(0.185)	(0.312)	20.2%	(0.963)	(0.694)	27.9%
Transfers between fixed and variable accounts	(0.039)	0.019	0.029	0.015	0.019	148.7%	(0.056)	0.063	212.5%
Inter-product transfer (2)	-	-	-	-	(0.553)	NM	-	(0.553)	NM
Inter-segment transfer	-	-	0.295	-	-	NM	-	0.295	NM
Interest credited and change in market value	0.482	(0.300)	(1.383)	0.150	(1.745)	NM	2.010	(2.978)	NM
Balance at End-of-Period	$29.472	$28.765	$27.509	$27.489	$24.898	-15.5%	$29.472	$24.898	-15.5%

Alliance and Smart Future Mutual Funds
Balance at beginning-of-period	$6.543	$7.165	$7.293	$7.255	$7.553	15.4%	$5.175	$7.293	40.9%
Plan/participant rollovers	0.411	0.168	0.221	0.285	0.215	-47.7%	0.907	0.721	-20.5%
Additional contributions	0.245	0.269	0.324	0.295	0.297	21.2%	0.746	0.916	22.8%
Gross deposits	0.656	0.437	0.545	0.580	0.512	-22.0%	1.653	1.637	-1.0%
Withdrawals and deaths	(0.132)	(0.102)	(0.068)	(0.158)	(0.107)	18.9%	(0.263)	(0.333)	-26.6%
Net flows	0.524	0.335	0.477	0.422	0.405	-22.7%	1.390	1.304	-6.2%
Transfers	(0.013)	(0.023)	(0.070)	(0.026)	(0.024)	-84.6%	0.032	(0.120)	NM
Inter-product transfer (2)	-	-	-	-	0.553	NM	-	0.553	NM
Interest credited and change in market value	0.111	(0.184)	(0.445)	(0.098)	(0.812)	NM	0.568	(1.355)	NM
Balance at End-of-Period (4)	$7.165	$7.293	$7.255	$7.553	$7.675	7.1%	$7.165	$7.675	7.1%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$35.963	$36.637	$36.058	$34.764	$35.042	-2.6%	$33.656	$36.058	7.1%
Gross deposits	1.525	1.264	1.551	1.421	1.334	-12.5%	4.285	4.306	0.5%
Withdrawals and deaths	(1.392)	(1.355)	(1.271)	(1.184)	(1.241)	10.8%	(3.858)	(3.696)	4.2%
Net flows	0.133	(0.091)	0.280	0.237	0.093	-30.1%	0.427	0.610	42.9%
Transfers	(0.052)	(0.004)	(0.041)	(0.011)	(0.005)	90.4%	(0.024)	(0.057)	NM
Inter-segment transfer	-	-	0.295	-	-	NM	-	0.295	NM
Interest credited and change in market value	0.593	(0.484)	(1.828)	0.052	(2.557)	NM	2.578	(4.333)	NM
Balance at End-of-Period	$36.637	$36.058	$34.764	$35.042	$32.573	-11.1%	$36.637	$32.573	-11.1%

Variable Annuities Under Agreement - Included Above	$0.018	$0.017	$0.015	$0.014	$0.011	-38.9%	$0.018	$0.011	-38.9%

Incremental Deposits: (5)
Fixed annuities	$0.220	$0.197	$0.285	$0.258	$0.225	2.3%	$0.725	$0.768	5.9%
Variable annuities	0.556	0.551	0.667	0.553	0.524	-5.8%	1.767	1.745	-1.2%
Total annuities incremental deposits	0.776	0.748	0.952	0.811	0.749	-3.5%	2.492	2.513	0.8%
Total Alliance mutual funds incremental deposits	0.656	0.437	0.545	0.580	0.511	-22.1%	1.653	1.637	-1.0%
Total Incremental Deposits	$1.432	$1.185	$1.497	$1.391	$1.260	-12.0%	$4.145	$4.150	0.1%

(1) Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2) On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $0.653 billion, of which $0.100 billion transferred within fixed annuities and therefore is not depicted on this rollforward.

(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to mutual fund net flows. Mutual fund account values are not included on our Consolidated Balance Sheets.
(5) Represents gross deposits reduced by transfers from other Lincoln products.

9/30/2008							PAGE 21
Retirement Solutions - Defined Contribution
Account Value Roll Forward - By Product and Supplemental Data
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Total Micro - Small Segment
Balance at beginning-of-period	$8.012	$8.077	$7.798	$7.218	$7.286	-9.1%	$7.535	$7.798	3.5%
Gross deposits	0.391	0.365	0.498	0.389	0.389	-0.5%	1.229	1.276	3.8%
Withdrawals and deaths	(0.481)	(0.565)	(0.569)	(0.395)	(0.465)	3.3%	(1.366)	(1.429)	-4.6%
Net flows	(0.090)	(0.200)	(0.071)	(0.006)	(0.076)	15.6%	(0.137)	(0.153)	-11.7%
Transfers between fixed and variable accounts	-	-	(0.012)	-	-	NM	(0.005)	(0.012)	NM
Inter-product transfer (1)	-	-	-	-	(0.653)	NM	-	(0.653)	NM
Investment increase and change in market value	0.155	(0.079)	(0.497)	0.074	(0.767)	NM	0.684	(1.190)	NM
Balance at End-of-Period	$8.077	$7.798	$7.218	$7.286	$5.790	-28.3%	$8.077	$5.790	-28.3%

Total Mid - Large Segment
Balance at beginning-of-period	$8.555	$9.232	$9.463	$9.621	$9.985	16.7%	$6.975	$9.463	35.7%
Gross deposits	0.861	0.609	0.769	0.748	0.687	-20.2%	2.162	2.203	1.9%
Withdrawals and deaths	(0.263)	(0.212)	(0.159)	(0.299)	(0.222)	15.6%	(0.512)	(0.679)	-32.6%
Net flows	0.598	0.397	0.610	0.449	0.465	-22.2%	1.650	1.524	-7.6%
Transfers between fixed and variable accounts	(0.051)	(0.003)	(0.029)	(0.011)	(0.004)	92.2%	(0.014)	(0.044)	NM
Inter-product transfer (1)	-	-	-	-	0.653	NM	-	0.653	NM
Investment increase and change in market value	0.130	(0.163)	(0.423)	(0.074)	(0.789)	NM	0.621	(1.286)	NM
Balance at End-of-Period	$9.232	$9.463	$9.621	$9.985	$10.310	11.7%	$9.232	$10.310	11.7%

Total Multi-Fund® and Other Variable Annuities
Balance at beginning-of-period	$19.396	$19.328	$18.797	$17.925	$17.771	-8.4%	$19.146	$18.797	-1.8%
Gross deposits	0.273	0.290	0.284	0.284	0.258	-5.5%	0.894	0.827	-7.5%
Withdrawals and deaths	(0.648)	(0.578)	(0.543)	(0.490)	(0.554)	14.5%	(1.980)	(1.588)	19.8%
Net flows	(0.375)	(0.288)	(0.259)	(0.206)	(0.296)	21.1%	(1.086)	(0.761)	29.9%
Transfers between fixed and variable accounts	(0.001)	(0.001)	-	(0.000)	(0.001)	0.0%	(0.005)	(0.001)	80.0%
Inter-segment transfer	-	-	0.295	-	-	NM	-	0.295	NM
Investment increase and change in market value	0.308	(0.242)	(0.908)	0.052	(1.001)	NM	1.273	(1.857)	NM
Balance at End-of-Period	$19.328	$18.797	$17.925	$17.771	$16.473	-14.8%	$19.328	$16.473	-14.8%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$35.963	$36.637	$36.058	$34.764	$35.042	-2.6%	$33.656	$36.058	7.1%
Gross deposits	1.525	1.264	1.551	1.421	1.334	-12.5%	4.285	4.306	0.5%
Withdrawals and deaths	(1.392)	(1.355)	(1.271)	(1.184)	(1.241)	10.8%	(3.858)	(3.696)	4.2%
Net flows	0.133	(0.091)	0.280	0.237	0.093	-30.1%	0.427	0.610	42.9%
Transfers between fixed and variable accounts	(0.052)	(0.004)	(0.041)	(0.011)	(0.005)	90.4%	(0.024)	(0.057)	NM
Inter-segment transfer	-	-	0.295	-	-	NM	-	0.295	NM
Investment increase and change in market value	0.593	(0.484)	(1.828)	0.052	(2.557)	NM	2.578	(4.333)	NM
Balance at End-of-Period (2)	$36.637	$36.058	$34.764	$35.042	$32.573	-11.1%	$36.637	$32.573	-11.1%

Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.221	$0.189	$0.240	$0.187	$0.196	-11.3%	$0.565	$0.623	10.3%
Withdrawals and deaths	(0.215)	(0.203)	(0.160)	(0.198)	(0.183)	14.9%	(0.521)	(0.541)	-3.8%
Net flows	$0.006	$(0.014)	$0.080	$(0.011)	$0.013	116.7%	$0.044	$0.082	86.4%

Fixed Contract Account Values	$4.943	$4.996	$5.166	$5.221	$5.304	7.3%	$4.943	$5.304	7.3%

Fixed Portion of Variable Contracts
Deposits	$0.084	$0.079	$0.093	$0.092	$0.094	11.9%	$0.272	$0.279	2.6%
Withdrawals and deaths	(0.235)	(0.208)	(0.210)	(0.182)	(0.228)	3.0%	(0.704)	(0.620)	11.9%
Net flows	$(0.151)	$(0.129)	$(0.117)	$(0.090)	$(0.134)	11.3%	$(0.432)	$(0.341)	21.1%

Fixed Portion of Variable Contract Account Values	$5.948	$5.893	$6.051	$6.073	$6.114	2.8%	$5.948	$6.114	2.8%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$0.648	$0.639	$0.767	$0.653	$0.626	-3.4%	$2.067	$2.046	-1.0%
Withdrawals and deaths	(1.045)	(1.050)	(1.043)	(0.828)	(0.951)	9.0%	(3.074)	(2.821)	8.2%
Net flows	$(0.397)	$(0.411)	$(0.276)	$(0.175)	$(0.325)	18.1%	$(1.007)	$(0.775)	23.0%

Variable Contract Account Values	$24.528	$23.769	$22.343	$22.268	$19.594	-20.1%	$24.528	$19.594	-20.1%

Average Daily Variable Annuity Account Values	$18.162	$18.235	$16.640	$16.892	$15.582	-14.2%	$18.043	$16.369	-9.3%

Interest Rate Spread (3)						Change (Basis Point)			Change (Basis Point)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.04%	6.00%	5.93%	5.89%	5.94%	(10)	6.04%	5.91%	(13)
Commercial mortgage loan prepayment and bond makewhole premiums	0.07%	0.05%	0.02%	0.05%	0.17%	10	0.06%	0.08%	2
Alternative investments	-0.10%	0.00%	-0.03%	-0.03%	-0.01%	9	0.02%	-0.02%	(4)
Net investment income yield on reserves	6.01%	6.05%	5.92%	5.91%	6.10%	9	6.12%	5.97%	(15)
Interest rate credited to contract holders	3.84%	3.84%	3.81%	3.80%	3.77%	(7)	3.82%	3.79%	(3)
Interest rate spread	2.17%	2.21%	2.11%	2.11%	2.33%	16	2.30%	2.18%	(12)

(1) On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $0.653 billion.
(2) Includes mutual fund account values. Mutual funds are not included on our Consolidated Balance Sheets.
(3)    For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income      earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

9/30/2008							PAGE 22
Insurance Solutions - Life Insurance
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$84.8	$90.1	$86.4	$89.5	$90.9	7.2%	$260.6	$266.8	2.4%
Surrender charges	14.0	14.2	15.7	14.6	15.7	12.1%	44.9	46.0	2.4%
Mortality assessments	311.6	319.3	321.7	328.1	331.9	6.5%	903.5	981.7	8.7%
Expense assessments (1) (2)	143.8	117.6	121.3	129.6	101.4	-29.5%	334.9	352.3	5.2%
Net investment income	496.3	516.3	499.3	519.2	522.4	5.3%	1,552.5	1,540.9	-0.7%
Other revenues and fees	5.9	10.7	8.7	5.0	9.3	57.6%	24.2	23.0	-5.0%
Total Operating Revenues	1,056.4	1,068.2	1,053.1	1,086.0	1,071.6	1.4%	3,120.6	3,210.7	2.9%

Operating Expenses
Benefits (1) (2)	265.6	308.9	298.6	304.1	397.7	49.7%	780.0	1,000.4	28.3%
Interest credited	292.9	298.2	296.5	300.6	304.7	4.0%	874.9	901.8	3.1%
Underwriting, acquisition, insurance and other expenses (1) (2)	227.6	202.7	219.5	234.0	167.4	-26.4%	638.9	620.9	-2.8%
Total Operating Expenses	786.1	809.8	814.6	838.7	869.8	10.6%	2,293.8	2,523.1	10.0%

Income from operations before federal income taxes	270.3	258.4	238.5	247.3	201.8	-25.3%	826.8	687.6	-16.8%
Federal income taxes	87.8	87.8	81.1	83.7	64.5	-26.5%	278.5	229.3	-17.7%
Income From Operations	$182.5	$170.6	$157.4	$163.6	$137.3	-24.8%	$548.3	$458.3	-16.4%

Effective Tax Rate	32.5%	34.0%	34.0%	33.8%	32.0%		33.7%	33.3%

Average Equity	$8,247.7	$8,271.4	$8,142.5	$8,095.3	$8,164.2		$8,103.3	$8,134.0
Return on Average Equity	8.9%	8.3%	7.7%	8.1%	6.7%		9.0%	7.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$219.6	$225.8	$194.6	$180.5	$209.1	-4.8%	$671.7	$584.2	-13.0%
General and administrative expenses	106.6	110.6	105.3	100.8	101.9	-4.4%	334.7	308.0	-8.0%
Taxes, licenses and fees	28.3	25.0	31.8	26.6	36.3	28.3%	90.1	94.7	5.1%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	3.0	3.0	0.0%
Total commissions and expenses incurred	355.5	362.4	332.7	308.9	348.3	-2.0%	1,099.5	989.9	-10.0%
Less: commissions and expenses capitalized	(277.1)	(282.2)	(245.8)	(237.2)	(260.8)	5.9%	(852.0)	(743.8)	12.7%
Amortization of DAC and VOBA, net of interest (1) (2)	149.2	122.5	132.6	162.3	79.9	-46.4%	391.4	374.8	-4.2%
Total Underwriting, Acquisition, Insurance and Other Expenses	$227.6	$202.7	$219.5	$234.0	$167.4	-26.4%	$638.9	$620.9	-2.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	133	136	130	124	126	(7)	142	127	(15)

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$5,402.6	$5,532.9	$5,691.7	$5,968.1	$6,235.0	$4,924.6	$5,691.7
Deferrals	277.1	282.2	245.8	237.2	260.8	852.0	743.8
Amortization, net of interest:
Unlocking	(5.2)	8.5	(9.1)	(17.7)	55.2	21.9	28.4
Other amortization	(144.0)	(131.0)	(123.5)	(144.6)	(135.1)	(413.3)	(403.2)
Deferrals, net of amortization included in operating and acquisition expenses	127.9	159.7	113.2	74.9	180.9	460.6	369.0
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	0.7	56.7	7.3	9.3	54.2	(14.8)	70.8
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	1.7	(57.6)	155.9	182.7	477.7	162.5	816.3
Balance at End-of-Period	$5,532.9	$5,691.7	$5,968.1	$6,235.0	$6,947.8	$5,532.9	$6,947.8

Roll Forward of DFEL
Balance at beginning-of-period	$590.9	$607.6	$672.6	$722.2	$763.4	$471.2	$672.6
Deferrals	84.6	99.7	89.2	90.1	96.6	264.5	275.9
Amortization, net of interest:
Unlocking	(26.9)	1.0	(3.4)	(11.1)	16.5	(18.2)	2.0
Other amortization	(41.0)	(35.7)	(36.2)	(37.8)	(36.3)	(109.9)	(110.3)
Deferrals, net of amortization included in expense assessments	16.7	65.0	49.6	41.2	76.8	136.4	167.6
Balance at End-of-Period	$607.6	$672.6	$722.2	$763.4	$840.2	$607.6	$840.2

(1) The third quarter of 2008 included prospective unlocking model refinements that resulted in a $24.9 million decrease to expense assessments, a $76.4 million increase to benefits and a $49.4 million increase to underwriting, acquisition, insurance and other expenses.

(2) During the third quarter of 2008, model refinements attributable to our SOP 03-1 secondary guarantees resulted in increases to benefits and decreases to amortization of DAC and VOBA, net of interest, reported within underwriting, acquisition, insurance and other expenses and decreases to DFEL amortization, net of interest, reported within expense assessments.

9/30/2008							PAGE 23
Insurance Solutions - Life Insurance
Operational Data and Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Sales by Product (1) (in millions)
UL
Excluding MoneyGuard®	$143.9	$141.3	$113.7	$123.7	$144.7	0.6%	$455.0	$382.1	-16.0%
MoneyGuard®	10.9	12.1	11.0	12.4	13.7	25.7%	28.1	37.1	32.0%
Total	154.8	153.4	124.7	136.1	158.4	2.3%	483.1	419.2	-13.2%
VUL	17.7	21.9	15.6	11.4	12.3	-30.5%	55.5	39.3	-29.2%
COLI and BOLI (2)	17.9	39.4	28.2	12.8	12.7	-29.1%	52.0	53.8	3.5%
Term/Whole Life	7.5	6.9	5.1	5.4	6.9	-8.0%	24.8	17.4	-29.8%
Total	$197.9	$221.6	$173.6	$165.7	$190.3	-3.8%	$615.4	$529.7	-13.9%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$303.8	$304.6	$245.4	$254.3	$270.4	-11.0%	$987.4	$770.1	-22.0%
MoneyGuard®	72.4	80.4	73.6	82.5	91.6	26.5%	187.4	247.7	32.2%
Total	376.2	385.0	319.0	336.8	362.0	-3.8%	1,174.8	1,017.8	-13.4%
VUL	46.4	48.9	37.0	28.8	31.1	-33.0%	146.6	96.9	-33.9%
COLI and BOLI (2)	31.6	72.8	57.9	26.0	30.3	-4.1%	83.4	114.2	36.9%
Term/Whole Life	19.1	24.4	14.0	16.2	20.2	5.8%	54.8	50.4	-8.0%
Total	$473.3	$531.1	$427.9	$407.8	$443.6	-6.3%	$1,459.6	$1,279.3	-12.4%

Life Insurance In Force
UL and other	$294.833	$299.598	$302.013	$303.607	$306.293	3.9%	$294.833	$306.293	3.9%
Term insurance	236.414	235.919	234.860	234.109	233.671	-1.2%	236.414	233.671	-1.2%
Total	$531.247	$535.517	$536.873	$537.716	$539.964	1.6%	$531.247	$539.964	1.6%

Interest-Sensitive Life
Balance at beginning-of-period	$25.864	$26.162	$26.518	$26.726	$26.980	4.3%	$25.362	$26.518	4.6%
Deposits	0.852	0.977	0.893	0.846	0.875	2.7%	2.604	2.614	0.4%
Withdrawals and deaths	(0.299)	(0.320)	(0.398)	(0.277)	(0.306)	-2.3%	(1.065)	(0.981)	7.9%
Net flows	0.553	0.657	0.495	0.569	0.569	2.9%	1.539	1.633	6.1%
Contract holder assessments (3)	(0.534)	(0.583)	(0.568)	(0.601)	(0.613)	-14.8%	(1.577)	(1.782)	-13.0%
Interest credited	0.279	0.282	0.281	0.286	0.291	4.3%	0.838	0.858	2.4%
Balance at End-of-Period (3)	$26.162	$26.518	$26.726	$26.980	$27.227	4.1%	$26.162	$27.227	4.1%

VUL
Balance at beginning-of-period	$5.954	$6.104	$6.040	$5.615	$5.623	-5.6%	$5.433	$6.040	11.2%
Deposits	0.180	0.217	0.239	0.216	0.207	15.0%	0.615	0.662	7.6%
Withdrawals and deaths	(0.104)	(0.092)	(0.083)	(0.108)	(0.086)	17.3%	(0.291)	(0.277)	4.8%
Net flows	0.076	0.125	0.156	0.108	0.121	59.2%	0.324	0.385	18.8%
Contract holder assessments	(0.089)	(0.093)	(0.095)	(0.091)	(0.092)	-3.4%	(0.268)	(0.278)	-3.7%
Investment income and change in market value	0.163	(0.096)	(0.486)	(0.009)	(0.596)	NM	0.615	(1.091)	NM
Balance at End-of-Period	$6.104	$6.040	$5.615	$5.623	$5.056	-17.2%	$6.104	$5.056	-17.2%

Total Life Insurance
Balance at beginning-of-period	$31.818	$32.266	$32.558	$32.341	$32.603	2.5%	$30.795	$32.558	5.7%
Deposits	1.032	1.194	1.132	1.062	1.082	4.8%	3.219	3.276	1.8%
Withdrawals and deaths	(0.403)	(0.412)	(0.481)	(0.385)	(0.392)	2.7%	(1.356)	(1.258)	7.2%
Net flows	0.629	0.782	0.651	0.677	0.690	9.7%	1.863	2.018	8.3%
Contract holder assessments (3)	(0.623)	(0.676)	(0.663)	(0.692)	(0.705)	-13.2%	(1.845)	(2.060)	-11.7%
Investment income and change in market value	0.442	0.186	(0.205)	0.277	(0.305)	NM	1.453	(0.233)	NM
Balance at End-of-Period	$32.266	$32.558	$32.341	$32.603	$32.283	0.1%	$32.266	$32.283	0.1%

Interest Rate Yields and Spread
						Change			Change
Interest-Sensitive Products (4)						(Basis Points)			(Basis Points)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.01%	6.04%	6.00%	5.89%	5.92%	(9)	6.07%	5.94%	(13)
Commercial mortgage loan prepayment and bond makewhole premiums	0.08%	0.13%	0.04%	0.14%	0.02%	(6)	0.13%	0.06%	(7)
Alternative investments	-0.01%	0.09%	0.00%	0.21%	0.31%	32	0.25%	0.18%	(7)
Net investment income yield on reserves	6.08%	6.26%	6.04%	6.24%	6.25%	17	6.45%	6.18%	(27)
Interest rate credited to contract holders	4.43%	4.43%	4.37%	4.36%	4.35%	(8)	4.45%	4.36%	(9)
Interest rate spread	1.65%	1.83%	1.67%	1.88%	1.90%	25	2.00%	1.82%	(18)

Traditional Products (5)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.15%	6.21%	6.12%	6.23%	6.06%	(9)	6.27%	6.13%	(14)
Commercial mortgage loan prepayment and bond makewhole premiums	0.09%	0.02%	0.11%	0.00%	0.00%	(9)	0.08%	0.04%	(4)
Alternative investments	-0.06%	0.00%	-0.02%	-0.02%	-0.01%	5	0.01%	-0.01%	(2)
Net investment income yield on reserves	6.18%	6.23%	6.21%	6.21%	6.05%	(13)	6.36%	6.16%	(20)

(1)       Sales consist of first year commissionable premiums of UL and VUL, including COLI and BOLI, plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target; first year  paid premiums for whole life and term products; and 15% of premium deposits for linked-benefit products.

(2) COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(3) Includes UL, interest-sensitive whole life and the fixed investment option of variable universal life products.
(4)       For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(5)     For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of September 30, 2008, interest-sensitive products represented approximately 85% of total interest-sensitive and traditional earning assets.

9/30/2008							PAGE 24
Insurance Solutions - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$336.8	$349.7	$370.4	$393.0	$370.6	10.0%	$1,029.5	$1,134.0	10.2%
Net investment income	29.5	29.5	27.7	30.5	30.8	4.4%	85.9	89.0	3.6%
Other revenues and fees	1.2	1.4	1.3	1.4	1.4	16.7%	3.6	4.1	13.9%
Total Operating Revenues	367.5	380.6	399.4	424.9	402.8	9.6%	1,119.0	1,227.1	9.7%

Operating Expenses
Benefits	234.9	252.1	269.1	285.7	268.8	14.4%	747.2	823.6	10.2%
Interest credited	0.1	-	0.2	0.3	0.5	NM	0.1	1.0	NM
Underwriting, acquisition, insurance and other expenses	81.4	85.1	89.6	89.3	91.8	12.8%	240.3	270.7	12.7%
Total Operating Expenses	316.4	337.2	358.9	375.3	361.1	14.1%	987.6	1,095.3	10.9%

Income from operations before federal income taxes	51.1	43.4	40.5	49.6	41.7	-18.4%	131.4	131.8	0.3%
Federal income taxes	17.9	15.2	14.2	17.4	14.5	-19.0%	46.1	46.1	0.0%
Income From Operations	$33.2	$28.2	$26.3	$32.2	$27.2	-18.1%	$85.3	$85.7	0.5%

Effective Tax Rate	35.0%	35.0%	35.1%	35.1%	34.8%		35.1%	35.0%

Average Equity	$936.2	$956.4	$975.8	$985.3	$1,001.0		$922.9	$987.3
Return on Average Equity	14.2%	11.8%	10.8%	13.1%	10.9%		12.3%	11.6%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$40.4	$43.1	$43.5	$43.7	$44.3	9.7%	$121.2	$131.5	8.5%
General and administrative expenses	37.9	42.8	41.7	40.8	42.4	11.9%	108.1	124.9	15.5%
Taxes, licenses and fees	8.1	6.2	10.0	9.0	9.0	11.1%	27.3	28.0	2.6%
Total commissions and expenses incurred	86.4	92.1	95.2	93.5	95.7	10.8%	256.6	284.4	10.8%
Less: commissions and expenses capitalized	(13.1)	(16.7)	(13.7)	(13.0)	(13.1)	0.0%	(37.7)	(39.8)	-5.6%
Amortization of DAC and VOBA, net of interest	8.1	9.7	8.1	8.8	9.2	13.6%	21.4	26.1	22.0%
Total Underwriting, Acquisition, Insurance and Other Expenses	$81.4	$85.1	$89.6	$89.3	$91.8	12.8%	$240.3	$270.7	12.7%

General and Administrative Expenses as a Percentage of Premiums	11.3%	12.2%	11.3%	10.4%	11.4%	10.5%	11.0%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$111.4	$116.4	$123.4	$129.0	$133.2	$137.6	$123.4
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(37.5)	-
Deferrals	13.1	16.7	13.7	13.0	13.1	37.7	39.8
Amortization, net of interest	(8.1)	(9.7)	(8.1)	(8.8)	(9.2)	(21.4)	(26.1)
Deferrals, net of amortization included in operating and acquisition expenses	5.0	7.0	5.6	4.2	3.9	16.3	13.7
Balance at End-of-Period	$116.4	$123.4	$129.0	$133.2	$137.1	$116.4	$137.1

Annualized Sales
Life	$21.8	$53.9	$21.3	$23.4	$30.6	40.4%	$68.3	$75.3	10.2%
Disability	30.4	72.1	24.9	29.9	29.8	-2.0%	87.9	84.6	-3.8%
Dental	8.3	16.6	7.9	11.3	8.0	-3.6%	27.2	27.2	0.0%
Total	$60.5	$142.6	$54.1	$64.6	$68.4	13.1%	$183.4	$187.1	2.0%

Premiums
Life	$123.4	$126.5	$132.9	$133.8	$135.7	10.0%	$367.0	$402.4	9.6%
Disability	151.1	155.2	163.2	167.0	168.4	11.4%	446.3	498.6	11.7%
Dental	34.1	35.2	36.5	37.4	38.0	11.4%	100.5	111.9	11.3%
Other	28.2	32.8	37.8	54.8	28.5	1.1%	115.7	121.1	4.7%
Total	$336.8	$349.7	$370.4	$393.0	$370.6	10.0%	$1,029.5	$1,134.0	10.2%

Product Line Results
Life	$11.0	$11.2	$10.1	$11.4	$8.9	-19.1%	$29.6	$30.4	2.7%
Disability	18.8	13.7	15.4	19.9	16.0	-14.9%	50.2	51.3	2.2%
Dental	1.3	2.1	(0.3)	(0.4)	1.2	-7.7%	1.4	0.5	-64.3%
Other	2.1	1.2	1.1	1.3	1.1	-47.6%	4.1	3.5	-14.6%
Total	$33.2	$28.2	$26.3	$32.2	$27.2	-18.1%	$85.3	$85.7	0.5%

Loss Ratios
Life	71.2%	72.1%	71.9%	72.3%	74.0%	3.9%	73.3%	72.7%	-0.8%
Disability	65.0%	69.1%	68.1%	66.1%	68.6%	5.5%	66.9%	67.6%	1.0%
Dental	74.9%	73.1%	80.8%	81.1%	75.9%	1.3%	77.8%	79.2%	1.8%
Combined Loss Ratios	68.6%	70.7%	71.0%	70.2%	71.6%	4.4%	70.7%	70.9%	0.3%

9/30/2008							PAGE 25
Investment Management
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Investment advisory fees - external	$89.0	$87.7	$76.2	$75.8	$67.7	-23.9%	$272.0	$219.7	-19.2%
Investment advisory fees - inter-segment	22.6	20.3	20.0	20.6	20.6	-8.8%	66.7	61.2	-8.2%
Other revenues and fees	38.5	31.0	24.1	27.9	21.6	-43.9%	112.5	73.6	-34.6%
Total Operating Revenues	150.1	139.0	120.3	124.3	109.9	-26.8%	451.2	354.5	-21.4%

Operating Expenses
Operating and administrative expenses	116.0	96.8	101.1	100.8	101.8	-12.2%	373.7	303.7	-18.7%
Total Operating Expenses	116.0	96.8	101.1	100.8	101.8	-12.2%	373.7	303.7	-18.7%

Income from operations before federal income taxes	34.1	42.2	19.2	23.5	8.1	-76.2%	77.5	50.8	-34.5%
Federal income taxes	12.3	15.2	7.1	8.5	2.8	-77.2%	28.2	18.4	-34.8%
Income From Operations	$21.8	$27.0	$12.1	$15.0	$5.3	-75.7%	$49.3	$32.4	-34.3%

Effective Tax Rate	36.1%	36.0%	37.0%	36.2%	34.6%		36.4%	36.2%

Pre-Tax Operating Margin	22.7%	30.4%	16.0%	18.9%	7.4%		17.2%	14.3%
After-Tax Operating Margin	14.5%	19.4%	10.1%	12.1%	4.8%		10.9%	9.1%

Operating and Administrative Expenses
General and administrative expenses	$100.5	$81.0	$87.6	$85.9	$90.3	-10.1%	$323.8	$263.8	-18.5%
Depreciation and amortization	2.5	2.3	2.2	2.1	1.7	-32.0%	7.6	6.0	-21.1%
Sub-advisory fees	7.7	8.1	7.2	7.4	6.5	-15.6%	26.1	21.1	-19.2%
Total general and administrative expenses	110.7	91.4	97.0	95.4	98.5	-11.0%	357.5	290.9	-18.6%
Taxes, licenses and fees	3.9	4.0	3.6	4.9	2.9	-25.6%	12.0	11.4	-5.0%
Amortization of intangibles	1.4	1.4	0.5	0.5	0.4	-71.4%	4.2	1.4	-66.7%
Total Operating and Administrative Expenses	$116.0	$96.8	$101.1	$100.8	$101.8	-12.2%	$373.7	$303.7	-18.7%

9/30/2008							PAGE 26
Investment Management
Assets Under Management Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Retail Fixed
Balance at beginning-of-period	$12.303	$13.014	$13.463	$14.168	$14.398	17.0%	$10.993	$13.463	22.5%
Sales (1)	1.466	1.635	1.981	1.533	1.619	10.4%	4.326	5.133	18.7%
Redemptions	(1.060)	(1.330)	(1.395)	(1.238)	(1.293)	-22.0%	(3.031)	(3.926)	-29.5%
Exchanges	0.027	0.017	0.054	0.030	0.098	263.0%	0.036	0.182	NM
Net flows	0.433	0.322	0.640	0.325	0.424	-2.1%	1.331	1.389	4.4%
Net investment gains and change in market value	0.278	0.145	0.065	(0.095)	(0.487)	NM	0.578	(0.517)	NM
Transfer of assets to a third-party (2)	-	(0.018)	-	-	-	NM	(0.054)	-	100.0%
Transfer of assets from an inter-company manager (3)	-	-	-	-	-	NM	0.166	-	-100.0%
Balance at End-of-Period (4)	$13.014	$13.463	$14.168	$14.398	$14.335	10.2%	$13.014	$14.335	10.2%

Retail Equity
Balance at beginning-of-period	$38.586	$38.166	$36.250	$31.463	$29.770	-22.8%	$39.627	$36.250	-8.5%
Sales (1)	1.345	1.957	1.514	1.063	1.080	-19.7%	5.361	3.657	-31.8%
Redemptions	(2.084)	(2.903)	(2.752)	(2.292)	(2.832)	-35.9%	(7.026)	(7.876)	-12.1%
Exchanges	(0.029)	(0.025)	(0.057)	(0.033)	0.002	106.9%	(0.044)	(0.088)	-100.0%
Net flows	(0.768)	(0.971)	(1.295)	(1.262)	(1.750)	NM	(1.709)	(4.307)	NM
Net investment gains and change in market value	0.348	(0.915)	(3.492)	(0.431)	(3.279)	NM	3.398	(7.202)	NM
Transfer of assets to a third-party (2)	-	(0.030)	-	-	-	NM	(0.099)	-	100.0%
Transfer of assets to an inter-company manager (3)	-	-	-	-	-	NM	(3.051)	-	100.0%
Balance at End-of-Period (4)	$38.166	$36.250	$31.463	$29.770	$24.741	-35.2%	$38.166	$24.741	-35.2%

Total Retail
Balance at beginning-of-period	$50.889	$51.180	$49.713	$45.631	$44.168	-13.2%	$50.620	$49.713	-1.8%
Retail sales - annuities	0.891	0.953	1.562	0.786	1.075	20.7%	3.094	3.423	10.6%
Retail sales - mutual funds	1.543	2.241	1.592	1.407	1.303	-15.6%	5.192	4.302	-17.1%
Retail sales - managed accounts and other	0.377	0.398	0.341	0.403	0.320	-15.1%	1.402	1.064	-24.1%
Total retail sales (1)	2.811	3.592	3.495	2.596	2.699	-4.0%	9.687	8.790	-9.3%
Redemptions	(3.144)	(4.233)	(4.147)	(3.530)	(4.125)	-31.2%	(10.057)	(11.802)	-17.4%
Exchanges	(0.002)	(0.008)	(0.003)	(0.003)	0.100	NM	(0.008)	0.094	NM
Net flows	(0.335)	(0.649)	(0.655)	(0.937)	(1.326)	NM	(0.378)	(2.918)	NM
Net investment gains and change in market value	0.626	(0.770)	(3.427)	(0.526)	(3.766)	NM	3.976	(7.719)	NM
Transfer of assets to a third-party (2)	-	(0.048)	-	-	-	NM	(0.153)	-	100.0%
Transfer of assets to an inter-company manager (3)	-	-	-	-	-	NM	(2.885)	-	100.0%
Balance at End-of-Period (4)	$51.180	$49.713	$45.631	$44.168	$39.076	-23.6%	$51.180	$39.076	-23.6%

Institutional Fixed
Balance at beginning-of-period	$23.565	$24.837	$12.746	$12.409	$12.070	-48.8%	$22.841	$12.746	-44.2%
Inflows (1)	2.234	0.577	0.242	0.330	0.592	-73.5%	5.307	1.164	-78.1%
Withdrawals/terminations	(1.306)	(0.673)	(0.638)	(0.556)	(1.152)	11.8%	(3.057)	(2.346)	23.3%
Exchanges	(0.001)	0.138	0.002	-	(0.108)	NM	(0.001)	(0.106)	NM
Net flows	0.927	0.042	(0.394)	(0.226)	(0.668)	NM	2.249	(1.288)	NM
Net investment gains and change in market value	0.345	0.180	0.057	(0.113)	(0.258)	NM	0.527	(0.314)	NM
Transfer of assets to a third-party (5)	-	(12.313)	-	-	-	NM	-	-	NM
Transfer of assets (to) from an inter-company manager (3)	-	-	-	-	0.784	NM	(0.780)	0.784	200.5%
Balance at End-of-Period (4)	$24.837	$12.746	$12.409	$12.070	$11.928	-52.0%	$24.837	$11.928	-52.0%

Institutional Equity
Balance at beginning-of-period	$23.271	$23.699	$22.898	$20.498	$19.453	-16.4%	$23.845	$22.898	-4.0%
Inflows (1)	0.702	1.653	0.986	0.580	0.698	-0.6%	2.936	2.264	-22.9%
Withdrawals/terminations	(1.202)	(1.996)	(1.100)	(0.889)	(1.984)	-65.1%	(5.228)	(3.973)	24.0%
Exchanges	(0.001)	(0.001)	(0.002)	-	(0.053)	NM	(0.001)	(0.055)	NM
Net flows	(0.501)	(0.344)	(0.116)	(0.309)	(1.339)	NM	(2.293)	(1.764)	23.1%
Net investment gains and change in market value	0.929	(0.457)	(2.284)	(0.736)	(2.470)	NM	2.510	(5.490)	NM
Transfer of assets to a third-party (5)	-	-	-	-	(0.065)	NM	-	(0.065)	NM
Transfer of assets (to) from an inter-company manager (3)	-	-	-	-	0.016	NM	(0.363)	0.016	104.4%
Balance at End-of-Period (4)	$23.699	$22.898	$20.498	$19.453	$15.595	-34.2%	$23.699	$15.595	-34.2%

Total Institutional
Balance at beginning-of-period	$46.836	$48.536	$35.644	$32.907	$31.523	-32.7%	$46.686	$35.644	-23.7%
Inflows (1)	2.936	2.230	1.228	0.910	1.290	-56.1%	8.243	3.428	-58.4%
Withdrawals/terminations	(2.508)	(2.669)	(1.738)	(1.445)	(3.136)	-25.0%	(8.285)	(6.319)	23.7%
Exchanges	(0.002)	0.137	-	-	(0.161)	NM	(0.002)	(0.161)	NM
Net flows	0.426	(0.302)	(0.510)	(0.535)	(2.007)	NM	(0.044)	(3.052)	NM
Net investment gains and change in market value	1.274	(0.277)	(2.227)	(0.849)	(2.728)	NM	3.037	(5.804)	NM
Transfer of assets to a third-party (5)	-	(12.313)	-	-	(0.065)	NM	-	(0.065)	NM
Transfer of assets (to) from an inter-company manager (3)	-	-	-	-	0.800	NM	(1.143)	0.800	170.0%
Balance at End-of-Period (4)	$48.536	$35.644	$32.907	$31.523	$27.523	-43.3%	$48.536	$27.523	-43.3%

Total Retail and Institutional - At End-of-Period (4)	$99.716	$85.357	$78.538	$75.691	$66.599	-33.2%	$99.716	$66.599	-33.2%

General Account Assets - At End-of-Period	$67.324	$67.417	$67.339	$65.997	$63.531	-5.6%	$67.324	$63.531	-5.6%

Total Assets Under Management at End-of-Period	$167.040	$152.774	$145.877	$141.688	$130.130	-22.1%	$167.040	$130.130	-22.1%

Total Retail and Institutional - Net Flows	$0.091	$(0.951)	$(1.165)	$(1.472)	$(3.333)	NM	$(0.422)	$(5.970)	NM

Sub-Advised Assets, Included in Assets
Under Management Above
Retail	$16.380	$16.219	$14.212	$13.651	$11.168	-31.8%	$16.380	$11.168	-31.8%
Institutional	4.734	4.570	4.071	3.794	3.035	-35.9%	4.734	3.035	-35.9%
Total Sub-Advised Assets	$21.114	$20.789	$18.283	$17.445	$14.203	-32.7%	$21.114	$14.203	-32.7%

(1) Includes dividend reinvestments.
(2) Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware's decision to exit the 529 Plan business.
(3) Reflects assets that were transferred to an inter-company manager, which did not impact Lincoln's consolidated assets under management.
(4) Includes inter-segment and external assets under management.
(5) In the fourth quarter of 2007, we sold a portion of our institutional fixed-income business to an unaffiliated investment management company. In the third quarter of 2008, a portion of our institutional equity business related to Lincoln's 401(k) plan was transferred to a third-party.

9/30/2008							PAGE 27
Investment Management
Assets Under Management Roll Forward (Continued) (1)
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change

Inter-Segment Assets - Retail and Institutional
Balance at beginning-of-period	$10.226	$10.175	$9.672	$9.191	$8.995	-12.0%	$13.729	$9.672	-29.6%
Sales/inflows	0.544	0.743	0.718	0.375	0.812	49.3%	1.753	1.905	8.7%
Redemptions/withdrawals/terminations	(0.754)	(1.148)	(0.679)	(0.543)	(0.866)	-14.9%	(2.254)	(2.088)	7.4%
Exchanges	-	0.133	-	-	(0.162)	NM	-	(0.162)	NM
Net flows	(0.210)	(0.272)	0.039	(0.168)	(0.216)	-2.9%	(0.501)	(0.345)	31.1%
Net investment gains and change in market value	0.159	(0.231)	(0.520)	(0.028)	(0.551)	NM	0.975	(1.099)	NM
Transfer of assets to a third-party	-	-	-	-	(0.075)	NM	-	(0.075)	NM
Transfer of assets (to) from an inter-company manager	-	-	-	-	0.784	NM	(4.028)	0.784	119.5%
Balance at End-of-Period	$10.175	$9.672	$9.191	$8.995	$8.937	-12.2%	$10.175	$8.937	-12.2%

Inter-Segment Assets - General Account at End-of-Period	$67.324	$67.417	$67.339	$65.997	$63.531	-5.6%	$67.324	$63.531	-5.6%

Total Inter-Segment Assets at End-of-Period	$77.499	$77.089	$76.530	$74.992	$72.468	-6.5%	$77.499	$72.468	-6.5%

Total External
Balance at beginning-of-period (2)	$87.499	$89.541	$75.686	$69.346	$66.696	-23.8%	$83.577	$75.686	-9.4%
Sales/inflows	5.202	5.081	4.004	3.132	3.176	-38.9%	16.177	10.312	-36.3%
Redemptions/withdrawals/terminations	(4.898)	(5.754)	(5.207)	(4.433)	(6.393)	-30.5%	(16.089)	(16.033)	0.3%
Exchanges	(0.003)	(0.004)	(0.003)	(0.002)	0.101	NM	(0.009)	0.096	NM
Net flows	0.301	(0.677)	(1.206)	(1.303)	(3.116)	NM	0.079	(5.625)	NM
Net investment gains and change in market value	1.741	(0.817)	(5.134)	(1.347)	(5.944)	NM	6.038	(12.425)	NM
Transfer of assets (to) from a third-party	-	(12.361)	-	-	0.010	NM	(0.153)	0.010	106.5%
Transfer of assets from an inter-company manager	-	-	-	-	0.016	NM	-	0.016	NM
Balance at End-of-Period	$89.541	$75.686	$69.346	$66.696	$57.662	-35.6%	$89.541	$57.662	-35.6%

(1) This roll forward breaks out total assets under management by inter-segment and external balances, which include both retail and institutional assets under management.
(2) Includes Delaware's VIP funds. Lincoln Financial insurance subsidiaries, as well as unaffiliated insurers, participate in these funds.

9/30/2008							PAGE 28
Lincoln UK
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$25.5	$21.2	$19.0	$26.4	$18.9	-25.9%	$74.0	$64.3	-13.1%
Mortality assessments	9.2	9.1	9.1	9.1	8.7	-5.4%	28.1	26.9	-4.3%
Expense assessments	33.0	46.5	37.1	42.6	31.1	-5.8%	110.1	110.8	0.6%
Net investment income	20.9	21.5	20.3	19.8	21.1	1.0%	59.6	61.2	2.7%
Other revenues and fees	-	-	0.1	-	-	NM	0.1	0.1	0.0%
Total Operating Revenues	88.6	98.3	85.6	97.9	79.8	-9.9%	271.9	263.3	-3.2%

Operating Expenses
Benefits	30.2	36.9	30.7	30.2	26.5	-12.3%	100.6	87.4	-13.1%
Underwriting, acquisition, insurance and other expenses	42.5	41.9	38.5	40.0	34.4	-19.1%	120.7	112.9	-6.5%
Total Operating Expenses	72.7	78.8	69.2	70.2	60.9	-16.2%	221.3	200.3	-9.5%

Income from operations before federal income taxes	15.9	19.5	16.4	27.7	18.9	18.9%	50.6	63.0	24.5%
Federal income taxes	5.6	6.8	5.7	9.7	6.6	17.9%	17.7	22.0	24.3%
Income From Operations	$10.3	$12.7	$10.7	$18.0	$12.3	19.4%	$32.9	$41.0	24.6%

Effective Tax Rate	35.2%	34.9%	34.8%	35.0%	34.9%		35.0%	34.9%

Average Equity	$379.1	$368.5	$375.7	$384.6	$385.7		$383.9	$382.0
Return on Average Equity	10.9%	13.8%	11.4%	18.7%	12.8%		11.4%	14.3%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$1.3	$1.5	$1.0	$1.0	$1.0	-23.1%	$3.4	$3.0	-11.8%
General and administrative expenses	26.9	28.1	26.6	25.9	21.9	-18.6%	80.2	74.4	-7.2%
Total commissions and expenses incurred	28.2	29.6	27.6	26.9	22.9	-18.8%	83.6	77.4	-7.4%
Less: commissions and expenses capitalized	(1.5)	(1.4)	(0.6)	(0.7)	(0.8)	46.7%	(2.6)	(2.1)	19.2%
Amortization of DAC and VOBA, net of interest	15.8	13.7	11.5	13.8	12.3	-22.2%	39.7	37.6	-5.3%
Total Underwriting, Acquisition, Insurance and Other Expenses	$42.5	$41.9	$38.5	$40.0	$34.4	-19.1%	$120.7	$112.9	-6.5%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$806.5	$807.3	$772.1	$760.4	$749.9	$809.0	$772.1
Deferrals	1.5	1.4	0.6	0.7	0.8	2.6	2.1
Amortization, net of interest:
Unlocking	(0.9)	(0.9)	1.3	(0.3)	(1.5)	(0.3)	(0.5)
Other amortization	(14.9)	(12.8)	(12.8)	(13.5)	(10.8)	(39.4)	(37.1)
Deferrals, net of amortization included in operating and acquisition expenses	(14.3)	(12.3)	(10.9)	(13.1)	(11.5)	(37.1)	(35.5)
Foreign currency translation adjustment	15.1	(22.9)	(0.8)	2.6	(80.1)	35.4	(78.3)
Balance at End-of-Period	$807.3	$772.1	$760.4	$749.9	$658.3	$807.3	$658.3

Roll Forward of DFEL
Balance at beginning-of-period	$402.6	$398.2	$379.3	$371.5	$366.8	$404.5	$379.3
Deferrals	0.8	0.9	0.9	0.6	0.8	2.4	2.3
Amortization, net of interest:
Unlocking	(5.3)	(1.0)	(0.5)	1.2	0.4	(4.2)	1.1
Other amortization	(7.4)	(7.5)	(7.7)	(7.9)	(4.9)	(22.1)	(20.5)
Deferrals, net of amortization included in expense assessments	(11.9)	(7.6)	(7.3)	(6.1)	(3.7)	(23.9)	(17.1)
Foreign currency translation adjustment	7.5	(11.3)	(0.5)	1.4	(39.3)	17.6	(38.4)
Balance at End-of-Period	$398.2	$379.3	$371.5	$366.8	$323.8	$398.2	$323.8

Unit-Linked Assets
Balance at beginning-of-period	$9.168	$9.192	$8.850	$8.079	$7.833	-14.6%	$8.757	$8.850	1.1%
Deposits	0.079	0.075	0.060	0.101	0.081	2.5%	0.247	0.242	-2.0%
Withdrawals (including charges) and deaths	(0.251)	(0.227)	(0.213)	(0.227)	(0.189)	24.7%	(0.742)	(0.629)	15.2%
Net flows	(0.172)	(0.152)	(0.153)	(0.126)	(0.108)	37.2%	(0.495)	(0.387)	21.8%
Investment income and change in market value	0.025	0.070	(0.608)	(0.150)	(0.304)	NM	0.531	(1.062)	NM
Foreign currency adjustment	0.171	(0.260)	(0.010)	0.030	(0.836)	NM	0.399	(0.816)	NM
Balance at End-of-Period	$9.192	$8.850	$8.079	$7.833	$6.585	-28.4%	$9.192	$6.585	-28.4%

Individual Life In Force	$19.757	$19.022	$18.283	$18.009	$15.605	-21.0%	$19.757	$15.605	-21.0%

Exchange Rate - Dollars to Pounds
For-the-period	2.025	2.051	1.987	1.986	1.897	-6.3%	1.993	1.957	-1.8%
End-of-period	2.046	1.987	1.985	1.992	1.778	-13.1%	2.046	1.778	-13.1%

9/30/2008							PAGE 29
Other Operations (1)
Unaudited (in millions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change

Operating Revenues
Insurance premiums	$1.3	$0.7	$1.4	$1.7	$0.6	-53.8%	$2.8	$3.7	32.1%
Net investment income	92.6	101.3	98.6	87.1	90.8	-1.9%	271.1	276.5	2.0%
Amortization of deferred gain on business sold through reinsurance (2)	18.6	18.6	18.5	18.4	18.4	-1.1%	55.8	55.3	-0.9%
Other revenues and fees	(3.6)	1.2	(2.3)	0.6	1.1	130.6%	2.0	(0.6)	NM
Communications revenues	26.6	26.5	21.7	22.9	21.5	-19.2%	80.3	66.1	-17.7%
Inter-segment elimination of investment advisory fees	(22.6)	(20.3)	(20.0)	(20.6)	(20.6)	8.8%	(66.7)	(61.2)	8.2%
Total Operating Revenues	112.9	128.0	117.9	110.1	111.8	-1.0%	345.3	339.8	-1.6%

Operating Expenses
Benefits	35.6	36.4	27.8	29.0	30.7	-13.8%	110.1	87.5	-20.5%
Interest credited	48.4	47.8	45.8	41.8	42.6	-12.0%	136.5	130.2	-4.6%
Underwriting, acquisition, insurance and other expenses	48.2	55.2	34.9	46.7	31.6	-34.4%	108.2	113.2	4.6%
Taxes, licenses and fees	3.9	5.1	2.1	1.1	2.6	-33.3%	7.8	5.8	-25.6%
Interest and debt expenses	68.2	80.3	75.4	64.8	68.6	0.6%	203.7	208.8	2.5%
Communications expenses	13.2	13.5	15.5	15.4	14.2	7.6%	43.0	45.1	4.9%
Inter-segment elimination of investment advisory fees	(22.6)	(20.3)	(20.0)	(20.6)	(20.6)	8.8%	(66.7)	(61.2)	8.2%
Total Operating Expenses	194.9	218.0	181.5	178.2	169.7	-12.9%	542.6	529.4	-2.4%

Loss from operations before federal income taxes	(82.0)	(90.0)	(63.6)	(68.1)	(57.9)	29.4%	(197.3)	(189.6)	3.9%

Federal income taxes	(32.4)	(30.7)	(21.3)	(23.7)	(18.4)	43.2%	(83.4)	(63.4)	24.0%
Loss From Operations	$(49.6)	$(59.3)	$(42.3)	$(44.4)	$(39.5)	20.4%	$(113.9)	$(126.2)	-10.8%

Run Off Institutional Pensions Accounts Values - Balance at End-of-Period	$2.720	$2.094	$2.074	$2.051	$2.010	-26.1%	$2.720	$2.010	-26.1%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change

Discontinued Operations Before Disposal
Income from discontinued operations before federal income taxes	$10.2	$13.9	$7.4	$-	$-	-100.0%	$31.8	$7.4	-76.7%
Federal income taxes	3.6	4.8	2.6	-	-	-100.0%	11.2	2.6	-76.8%
Income From Discontinued Operations Before Disposal	6.6	9.1	4.8	-	-	-100.0%	20.6	4.8	-76.7%

Disposal
Gain (loss) on disposal before federal income taxes	-	57.1	(12.3)	(0.4)	(0.2)	NM	-	(12.9)	NM
Federal income taxes	-	193.0	(3.3)	(0.1)	0.8	NM	-	(2.6)	NM
Loss on Disposal	-	(135.9)	(9.0)	(0.3)	(1.0)	NM	-	(10.3)	NM

Income (Loss) From Discontinued Operations	$6.6	$(126.8)	$(4.2)	$(0.3)	$(1.0)	NM	$20.6	$(5.5)	NM

(1) Includes inter-segment eliminations of transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

9/30/2008							PAGE 30
Consolidated Domestic Deposits, Account Balances, and Net Flows
Unaudited (in billions)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.231	$1.288	$1.160	$1.371	$1.276	3.7%	$3.034	$3.807	25.5%
Defined Contribution - fixed annuities	0.305	0.267	0.332	0.280	0.290	-4.9%	0.836	0.902	7.9%
Annuities - variable annuities	2.247	2.594	1.866	2.065	1.672	-25.6%	6.543	5.603	-14.4%
Defined Contribution - variable products (2)	1.220	0.997	1.219	1.141	1.044	-14.4%	3.449	3.404	-1.3%
Insurance Solutions - Life Insurance	1.032	1.194	1.132	1.062	1.082	4.8%	3.219	3.276	1.8%
Investment Management:
Annuities	0.891	0.953	1.562	0.786	1.075	20.7%	3.094	3.423	10.6%
Mutual funds	1.543	2.241	1.592	1.407	1.303	-15.6%	5.192	4.302	-17.1%
Managed accounts and other	0.377	0.398	0.341	0.403	0.320	-15.1%	1.402	1.064	-24.1%
Consolidating adjustments	(0.878)	(0.926)	(1.494)	(0.776)	(1.066)	-21.4%	(2.567)	(3.336)	-30.0%
Total Gross Retail Deposits	7.968	9.006	7.710	7.739	6.996	-12.2%	24.202	22.445	-7.3%

Investment Management - institutional	2.936	2.230	1.228	0.910	1.290	-56.1%	8.243	3.428	-58.4%
Consolidating adjustments	(0.030)	(0.192)	(0.092)	(0.034)	(0.052)	-73.3%	(0.329)	(0.178)	45.9%
Total Gross Deposits	$10.874	$11.044	$8.846	$8.615	$8.234	-24.3%	$32.116	$25.695	-20.0%

	As of
	Sept.	Dec.	March	June	Sept.	%
	2007	2007	2008	2008	2008	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$16.383	$16.470	$16.395	$16.544	$16.493	0.7%
Defined Contribution - fixed annuities	10.891	10.889	11.217	11.294	11.418	4.8%
Annuities - variable annuities	58.293	58.643	54.966	55.854	49.982	-14.3%
Defined Contribution - variable products (2)	25.746	25.169	23.547	23.748	21.155	-17.8%
Insurance Solutions - Life Insurance	32.266	32.558	32.341	32.603	32.283	0.1%
Investment Management:
Annuities	12.814	12.282	11.697	11.700	10.952	-14.5%
Mutual funds	20.274	19.793	18.690	18.176	16.699	-17.6%
Managed accounts and other	18.092	17.638	15.244	14.292	11.425	-36.9%
Consolidating adjustments	(12.300)	(11.798)	(11.264)	(11.286)	(10.645)	13.5%
Total Retail Account Balances	182.459	181.645	172.832	172.925	159.762	-12.4%

Investment Management - institutional	48.536	35.644	32.907	31.523	27.523	-43.3%
Consolidating adjustments	(2.529)	(2.357)	(2.208)	(2.124)	(2.423)	4.2%
Total Account Balances	$228.466	$214.931	$203.531	$202.323	$184.862	-19.1%

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change
Net Flows
Retirement Solutions:
Annuities	$1.291	$1.809	$1.181	$1.589	$0.944	-26.9%	$3.184	$3.714	16.6%
Defined Contribution	0.133	(0.091)	0.280	0.237	0.093	-30.1%	0.427	0.610	42.9%
Insurance Solutions - Life Insurance	0.629	0.782	0.651	0.677	0.690	9.7%	1.863	2.018	8.3%
Investment Management - retail	(0.335)	(0.649)	(0.655)	(0.937)	(1.326)	NM	(0.378)	(2.918)	NM
Consolidating adjustments	0.071	0.140	(0.098)	(0.075)	(0.083)	NM	0.397	(0.255)	NM
Total Retail Net Flows	1.789	1.991	1.359	1.491	0.318	-82.2%	5.493	3.169	-42.3%

Investment Management - institutional	0.426	(0.302)	(0.510)	(0.535)	(2.007)	NM	(0.044)	(3.052)	NM
Consolidating adjustments	0.128	0.132	0.030	0.052	0.253	97.7%	0.150	0.334	122.7%
Total Net Flows	$2.343	$1.821	$0.879	$1.008	$(1.436)	NM	$5.599	$0.451	-91.9%

(1) Includes fixed portion of variable annuities.
(2) Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.

9/30/2008				PAGE 31
Consolidated Investment Data - Assets Managed
Unaudited (in billions)

	As of
	Sept.	Dec.	March	June	Sept.	%
	2007	2007	2008	2008	2008	Change
Assets Managed by Source
LNC's investments and cash:
Available-for-sale fixed maturity securities	$56.086	$56.276	$55.624	$54.518	$51.931	-7.4%
Available-for-sale equity securities	0.670	0.518	0.474	0.465	0.493	-26.4%
Trading securities	2.717	2.730	2.714	2.551	2.393	-11.9%
Other investments	12.091	12.449	12.794	12.720	13.140	8.7%
Total LNC investments	71.564	71.973	71.606	70.254	67.957	-5.0%
Separate accounts	92.903	91.113	84.703	85.295	74.971	-19.3%
Cash and invested cash	1.328	1.666	2.447	1.921	2.160	62.7%
Total LNC	165.795	164.752	158.756	157.470	145.088	-12.5%
Non-affiliate assets managed	85.684	71.975	66.020	63.197	54.419	-36.5%
Total Assets Managed	$251.479	$236.727	$224.776	$220.667	$199.507	-20.7%

Assets Managed by Advisor
Investment Management segment (1)	$99.716	$85.357	$78.538	$75.691	$66.599	-33.2%
DLIA-Corp (2)	67.324	67.417	67.339	65.997	63.531	-5.6%
Lincoln UK	10.589	10.247	9.445	9.180	7.775	-26.6%
Domestic policy loans (excluding Lincoln UK)	2.837	2.882	2.851	2.849	2.867	1.1%
Non-LNC affiliates	71.013	70.824	66.603	66.950	58.735	-17.3%
Total Assets Managed	$251.479	$236.727	$224.776	$220.667	$199.507	-20.7%

(1) See page 26 for additional detail.
(2) Represents assets managed internally. See page 26 for additional detail.

9/30/2008							PAGE 32
Consolidated Investment Data - Other Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2007	2007	2008	2008	2008	Change	2007	2008	Change

Net Investment Income
Available-for-sale fixed maturity securities	$855.8	$868.4	$858.0	$855.2	$856.1	0.0%	$2,542.8	$2,569.3	1.0%
Available-for-sale equity securities	10.4	10.4	9.1	7.8	7.0	-32.7%	30.8	23.9	-22.4%
Trading securities	44.0	42.4	42.5	42.1	41.0	-6.8%	133.8	125.6	-6.1%
Mortgage loans on real estate	123.0	122.0	121.6	128.6	121.2	-1.5%	385.4	371.4	-3.6%
Real estate	15.5	13.3	8.0	6.4	6.0	-61.3%	43.2	20.4	-52.8%
Policy loans	43.0	44.6	44.6	43.2	46.1	7.2%	129.9	133.9	3.1%
Invested cash	14.4	20.4	18.9	15.3	12.2	-15.3%	52.3	46.4	-11.3%
Other investments	4.3	17.4	(2.9)	9.5	29.0	NM	106.5	35.6	-66.6%
Investment income	1,110.4	1,138.9	1,099.8	1,108.1	1,118.6	0.7%	3,424.7	3,326.5	-2.9%
Investment expense	(48.8)	(45.2)	(34.4)	(31.3)	(29.6)	39.3%	(140.1)	(95.3)	32.0%
Net Investment Income	$1,061.6	$1,093.7	$1,065.4	$1,076.8	$1,089.0	2.6%	$3,284.6	$3,231.2	-1.6%

Average Invested Assets (Amortized Cost)	$70,619.9	$70,785.3	$70,992.0	$71,318.1	$71,242.9		$70,340.5	$71,184.4

Ratio of Net Investment Income Over Average Invested Assets	6.01%	6.18%	6.00%	6.04%	6.11%		6.23%	6.05%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$26.4	$16.7	$9.1	$21.7	$26.8	1.5%	$107.8	$57.6	-46.6%
Gross losses	(44.2)	(87.7)	(100.0)	(137.8)	(380.1)	NM	(97.3)	(617.9)	NM
Equity securities:
Gross gains	1.2	0.3	2.7	0.3	1.1	-8.3%	7.4	4.1	-44.6%
Gross losses	-	(110.9)	-	(7.0)	(26.0)	NM	(0.4)	(33.0)	NM
Gain (loss) on other investments	5.9	11.5	25.1	3.1	(0.9)	NM	7.0	27.3	290.0%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	(14.3)	65.2	25.1	24.2	95.1	NM	(35.9)	144.4	NM
Total realized gain (loss) on investments, excluding trading securities	(25.0)	(104.9)	(38.0)	(95.5)	(284.0)	NM	(11.4)	(417.5)	NM
Loss on certain derivative instruments	(10.9)	(4.1)	(3.1)	(29.1)	(29.9)	NM	(6.7)	(62.1)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	0.5	0.2	-	-	-	-100.0%	0.5	-	-100.0%
Total, pre-tax	(35.4)	(108.8)	(41.1)	(124.6)	(313.9)	NM	(17.6)	(479.6)	NM
Income taxes	(12.2)	(37.4)	(14.0)	(44.0)	(109.9)	NM	(6.7)	(167.9)	NM
Total, After-Tax	$(23.2)	$(71.4)	$(27.1)	$(80.6)	$(204.0)	NM	$(10.9)	$(311.7)	NM

	As of September 30, 2008		As of December 31, 2007
	Amount	% of Total	Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)	$54,322.7	99.1%	$59,003.9	99.1%
Fixed maturity securities (amortized cost)	58,571.1	99.0%	58,578.9	99.1%

Equity securities (fair value)	494.4	0.9%	520.1	0.9%
Equity securities (amortized cost)	614.1	1.0%	549.9	0.9%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA		23.9%		23.1%
AA or better		31.4%		32.9%
BB or less		4.8%		5.1%

General Account Investments	As of September 30, 2008		As of December 31, 2007
	Amount	% of Total	Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds	$40,020.7	77.1%	$44,147.9	78.5%
U.S. Government bonds	217.0	0.4%	222.0	0.4%
Foreign government bonds	786.5	1.5%	1,037.5	1.8%
Mortgage-backed securities	10,661.6	20.6%	10,604.6	18.8%
State and municipal bonds	129.7	0.2%	153.1	0.3%
Preferred stocks - redeemable	115.6	0.2%	110.7	0.2%
Total	$51,931.1	100.0%	$56,275.8	100.0%

	As of
	Sept.	Dec.	March	June	Sept.	%
Composition of Investment Portfolio	2007	2007	2008	2008	2008	Change
Available-for-sale securities, at fair value:
Fixed maturity	$56,086.1	$56,275.8	$55,624.0	$54,517.6	$51,931.1	-7.4%
Equity	670.2	518.0	474.4	464.6	492.6	-26.5%
Trading securities	2,716.6	2,730.2	2,713.6	2,550.5	2,393.4	-11.9%
Mortgage loans on real estate and real estate	7,665.7	7,681.0	7,707.2	7,813.6	7,815.0	1.9%
Policy loans	2,841.1	2,885.4	2,854.8	2,852.5	2,870.1	1.0%
Derivative investments	554.1	807.1	1,091.1	889.9	1,262.2	127.8%
Other investments	1,030.0	1,075.0	1,141.0	1,163.5	1,193.0	15.8%
Total	$71,563.8	$71,972.5	$71,606.1	$70,252.2	$67,957.4	-5.0%